UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SPAR Group, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 29, 2008

To The Stockholders of SPAR Group, Inc.

The 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) of SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “SPAR Group” or the “Company”), will be held at 10:00 a.m., Eastern Standard Time, on May 29, 2008, at the Hilton Newark Airport hotel located at 1170 Spring Street, Elizabeth, New Jersey 07201-2114, for the following purposes:

1.	To elect seven Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified.

2.	To ratify the appointment of Rehmann Robson, P.C. as the principal independent registered public accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2008.

3.	Approval of the adoption of the 2008 Stock Compensation Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on April 7, 2008, will be entitled to notice of and to vote at the 2008 Annual Meeting or any adjournment or postponement thereof.

A copy of SGRP’s Annual Report to Stockholders for the year ended December 31, 2007 (the “2007 Annual Report”), is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

By Order of the Board of Directors

James R. Segreto Secretary, Treasurer and Chief Financial Officer

April 28, 2008

Tarrytown, New York

YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MR. JAMES R. SEGRETO, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 560 WHITE PLAINS ROAD, SUITE 210, TARRYTOWN, NEW YORK 10591.

SPAR GROUP, INC

560 White Plains Road, Suite 210

Tarrytown, New York 10591

_________________

PROXY STATEMENT

2008 Annual Meeting of Stockholders

To Be Held May 29, 2008

_________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SPAR Group, Inc., a Delaware corporation (“SGRP” or the “Corporation”, and together with its subsidiaries, the “SPAR Group” or the “Company”), for use at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) to be held on Thursday, May 29, 2008, at 10:00 a.m., Eastern Standard Time, at the Hilton Newark Airport hotel located at 1170 Spring Street, Elizabeth, New Jersey 07201-2114, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2008 Annual Meeting were mailed or delivered to the stockholders of SGRP on or about April 28, 2008.

MATTERS TO BE CONSIDERED

The 2008 Annual Meeting has been called to (1) elect seven Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified, (2) ratify the appointment by SGRP’s Audit Committee of Rehmann Robson, P.C. as the principal independent auditors of SGRP and its direct and indirect subsidiaries for the year ending December 31, 2008, (3) approve the adoption of the 2008 Stock Compensation Plan, and (4) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

The Board has fixed the close of business on April 7, 2008, as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the 2008 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 19,129,177 shares outstanding of SGRP’s common stock, $0.01 par value (the “Common Stock”) and 89,286 shares outstanding of SGRP’s series “A” preferred stock, $0.01 par value (the “Preferred Stock”).

QUORUM AND VOTING REQUIREMENTS

The holders of record of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote at the 2008 Annual Meeting will constitute a quorum for the transaction of business at the 2008 Annual Meeting. As to all matters scheduled to come before this meeting, each stockholder is entitled to one vote for each share of Common Stock or Preferred Stock held and the holders of the Common Stock and Preferred Stock vote together. Under Delaware law, shares not voted by brokers (called “broker non-votes”) are considered not entitled to vote. However, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

A plurality of votes cast (which means the most votes, even though less than a majority) at the 2008 Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. In a field of more than seven nominees, the seven nominees receiving the most votes would be elected as directors. The affirmative vote of a majority of votes cast at the 2008 Annual Meeting in person or by proxy is required to ratify the selection of Rehmann Robson, P.C. as SGRP’s principal independent auditors for the year ending December 31, 2008 and for approval of the 2008 Stock Compensation Plan. Votes withheld, in the case of the election of directors, and abstentions and any broker non-votes with respect to the ratification of independent auditors and for approval of the 2008 Stock Compensation Plan, are not considered votes cast with respect to that matter and, consequently, will have no effect on the vote on that matter, but, as noted above, are counted in determining a quorum. Brokers who are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds of record (in “street name”) for its customers with respect to non-contested elections of directors and certain other matters. Stockholders are not entitled to cumulate votes.  Votes against a candidate and votes withheld have no legal effect.

All proxies that are properly completed, signed and returned prior to the 2008 Annual Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors, (b) in favor of the proposal to ratify the appointment of Rehmann Robson, P.C. as the Company’s principal independent auditors, and (c) in favor of the 2008 Stock Compensation Plan. Management does not intend to bring before the 2008 Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the 2008 Annual Meeting. If any other matters or motions come before the 2008 Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions, including any matter dealing with the conduct of the 2008 Annual Meeting. Proxies may be revoked at any time prior to their exercise (1) by written notification to the Secretary of SGRP at SGRP’s principal executive offices located at 560 White Plains Road, Suite 210, Tarrytown, New York 10591, (2) by delivering a duly executed proxy bearing a later date, or (3) by the stockholder attending the 2008 Annual Meeting and voting his or her shares in person.

PROPOSAL 1 — ELECTION OF DIRECTORS

Seven Directors are to be elected at the 2008 Annual Meeting to serve on SGRP’s Board of Directors (the “Board”) until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

The nominees for election are Mr. Robert G. Brown, Mr. William H. Bartels, Mr. Gary S. Raymond, Mr. Jack W. Partridge, Mr. Jerry B. Gilbert, Mr. Lorrence T. Kellar, and Mr. C. Manly Molpus, all of whom are currently Directors of SGRP. The age, principal occupation and certain other information respecting each nominee are stated on pages 13 and 14 below. The nominees were approved and recommended by the Governance Committee (See - pages 21 and 22 below) and nominated by the Board at a meeting on March 27, 2008.

Mr. Robert O. Aders announced his retirement at the regular meeting of the Board of Directors on March 27, 2008. Mr. Aders’ retirement from the Board will be effective following the conclusion of the next regular meeting of the Board, which is scheduled for May 29, 2008. The number of Directors on the Board is currently fixed at eight (which the Board did in connection with the appointment of Mr. Gary S. Raymond as the Corporation’s new Chief Executive Officer and a Director in July 2007). However, the Governance Committee of the Board is not actively seeking a candidate to replace Mr. Aders and fill the eighth seat on the Board. Accordingly, there are only seven nominees for election as Directors. Any vacancy can be filled by the Board without an election. If a qualified individual is identified, the Board may act on or after the date of the 2008 Annual Meeting to appoint such individual to the vacancy created by Mr. Aders’ retirement.

In the absence of instructions to the contrary, proxies covering shares of Common Stock and Preferred Stock will be voted in favor of the election of each of those nominees.

Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director of SGRP if elected. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by SGRP. Management has no present knowledge that any of the persons named will be unavailable to serve.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company. However, Messrs. Raymond, Brown and Bartels are executive officers and Messrs. Brown and Bartels are significant stockholders of SGRP.

THE BOARD OF DIRECTORS AND THE GOVERNANCE COMMITTEE EACH UNANIMOUSLY

RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF REHMANN ROBSON, P.C.

AS THE COMPANY’S PRINCIPAL INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed Rehmann Robson, P.C. (“Rehmann”) as the principal independent public accounting firm to audit the consolidated financial statements of the Company for its year ending December 31, 2008, subject to the Audit Committee’s review of the final terms of Rehmann’s engagement and plans for their audit. A resolution will be submitted to stockholders at the 2008 Annual Meeting for the ratification of such appointment. Since May of 2003, all audit and permitted non-audit services to be performed by the Company’s principal independent auditor have required approval by SGRP’s Audit Committee. Shareholder ratification of the appointment of Rehmann or anyone else for non-audit services is not required and will not be sought.

Rehmann has served as the Company’s principal independent accountants since 2004.

Audit Fees

During the Company’s fiscal year ended December 31, 2007 and 2006, fees for all audit services rendered to the Company (i.e. SGRP and its subsidiaries) by Rehmann were $158,325 and $175,729, respectively. Audit services principally include fees for the Company’s year end and 401K audits and 10-Q filing reviews. As required by law, the choice of the Company’s principal auditor and the audit services to be performed by it have been approved in advance by SGRP’s Audit Committee.

Audit-Related Fees, Tax Fees, and All Other Fees

During the Company’s fiscal year ended December 31, 2007 and 2006, the Company did not engage Rehmann to provide advice regarding financial information systems design or implementation. In 2007 and 2006 the Company did engage Rehmann to prepare the 2006 and 2005 tax returns and for those services paid Rehmann $78,630 and $83,149, respectively. Rehmann was also engaged to review preliminary 404 documentation and other qualified services for which Rehmann was paid $69,419 and $71,796 in 2007 and 2006, respectively. No other non-audit services were performed by Rehmann in 2007 or 2006.

Since 2003, as required by law, each non-audit service performed by the Company’s auditor either (i) was approved in advance on a case-by-case basis by SGRP’s Audit Committee, or (ii) fit within a pre-approved “basket” of audit-related, tax and other non-audit services of limited amount, scope and duration established in advance by SGRP’s Audit Committee. In connection with the standards for independence of the Company’s independent registered public accounting firm promulgated by the Securities and Exchange Commission, the Audit Committee considers (among other things) whether the provision of such services would be compatible with maintaining the independence of Rehmann.

Anticipated Attendance by Rehmann Robson, P.C. at the 2008 Annual Meeting

Rehmann has indicated to the Company that it intends to have a representative available during the 2008 Annual Meeting who will respond to appropriate questions. This representative will have the opportunity to make a statement during the meeting if he or she so desires.

Required Vote

A resolution will be submitted to stockholders at the 2008 Annual Meeting for the ratification of the Audit Committee’s appointment of Rehmann as the Company’s principal independent auditors to audit the Company’s financial statements for the year ending December 31, 2008. The affirmative vote of a majority of the votes cast at the 2008 Annual Meeting in person or by proxy will be required to adopt this resolution. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

If the resolution selecting Rehmann as the Company’s principal independent registered public accounting firm is adopted by the stockholders, the Audit Committee and Board nevertheless retain the discretion to select different auditors should they subsequently deem it in the Company’s best interests. Any such future selection need not be submitted to a vote of stockholders.

If the stockholders do not ratify the appointment of Rehmann, or if Rehmann should decline to act or otherwise become incapable of acting, or if Rehmann’s employment is discontinued, SGRP’s Audit Committee will appoint an independent registered public accounting firm for the year ending December 31, 2008 (which may nevertheless be Rehmann should the Audit Committee subsequently deem Rehmann’s appointment in the Company’s best interests).

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE EACH BELIEVE THAT THE APPOINTMENT OF REHMANN ROBSON, P.C. AS THE COMPANY’S PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND EACH UNANIMOUSLY RECOMMEND A VOTE “FOR”  APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

PROPOSAL 3 – APPROVAL OF THE ADOPTION OF THE 2008 STOCK COMPENSATION PLAN

At the 2008 Annual Meeting, the Corporation’s stockholders will be asked to approve the adoption of the Corporation’s 2008 Stock Compensation Plan (the “2008 Plan”). The Corporation’s Board of Directors (the “Board”) on March 27, 2008, authorized and approved the 2008 Plan to be submitted to the Corporation’s stockholders for approval. If approved by the Corporation’s stockholders, the 2008 Plan will become effective as of May 29, 2008 (the “2008 Plan Effective Date”), and will replace, for all options issued thereafter, the Corporation’s 2000 Stock Option Plan, as amended (the “2000 Plan”), which previously replaced the Corporation’s Amended and Restated 1995 Stock Option Plan, as amended (the “1995 Plan”). The approval of the 2008 Plan by the Corporation’s stockholders will require the affirmative vote of a majority of the voting power of all outstanding shares of the Common Stock and Preferred Stock, present or represented and entitled to vote at the 2008 Annual Meeting. The 2008 Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the 2008 Plan, which is attached as Annex A to this Proxy Statement.

As of the Record Date, there were options outstanding under the 2000 Plan to purchase 2,075,351 shares of Common Stock, there were options outstanding under the 1995 Plan to purchase 12,375 shares of Common Stock, and 1,000 shares outstanding under the Special Purpose Stock Option Plan (the “Special Purpose Plan”). Options to purchase 525,046 shares of SGRP’s Common Stock remained available for grant under the 2000 Plan. After the approval of the 2008 Plan, no further grants will be made under the 2000 Plan (and none have been made under the 1995 Plan since stockholder approval of the 2000 Plan).

SUMMARY OF THE 2008 STOCK COMPENSATION PLAN

The 2008 Plan and information regarding options, stock appreciation rights, restricted stock and restricted stock units granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 2008 Plan, which is attached as Annex A to this Proxy Statement.

The 2008 Plan will add 2,000,000 shares of Common Stock to the shares that may be issued pursuant to awards made under the plan, increasing the maximum from the current limit of 3,600,000 under the 2000 Plan to a maximum of 5,600,000 shares of Common Stock under the 2008 Plan (the “2008 Plan Maximum”).

In addition to permitting the grant of options to purchase shares of Common Stock (“Options”), the 2008 Plan will also permit the granting of stock appreciation rights (“SARs”), restricted stock (“Restricted Stock”), and restricted stock units (“RSUs”), which will increase the Corporation’s flexibility in designing appropriate equity compensation awards. The shares of Common Stock that may be issued pursuant to the Options, SARs, Restricted Stock and RSUs under the 2008 Plan are all subject to the 2008 Plan Maximum.

Purpose of the 2008 Plan

The purpose of the 2008 Plan is to promote the interests of the Corporation and its stockholders by providing stock-based incentives to certain employees, directors, officers and consultants. Under the 2008 Plan, the mutuality of interest between those participants and the Corporation is strengthened because they have a proprietary interest in pursuing the Corporation’s long-term growth and financial success. In addition, by allowing participation in the Corporation’s success, the Corporation is better able to attract, retain and reward quality employees, directors, officers and consultants. In selecting the participants to whom awards may be granted, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Corporation and recommendations of supervisors.

Eligibility and Types of Awards

Under the 2008 Plan, employees, officers and directors of the Corporation or any of its subsidiaries and consultants providing services to the Corporation or any of its subsidiaries (collectively, the “Participants”) may be granted certain Equity Compensation Awards (“Awards”). The Participants providing such consulting services include the employees of and consultants to SMSI and SIT (see Certain Relationships and Related Transactions, below) and other non-subsidiary affiliates of the Corporation (together with SMSI and SIT, the “SPAR Affiliates”). As of the Record Date, there were approximately 85 employees, 5 outside directors and 6 officers of the Corporation and its subsidiaries and there were 62 employees of and consultants to the SPAR Affiliates providing such consulting services.

The 2008 Plan permits the granting of both Options that qualify under Section 422 of the United States Internal Revenue Code of 1986 as amended (the “Code”) for treatment as incentive stock options (“Incentive Stock Options” or  “ISOs”) and Options that do not qualify under the Code as Incentive Stock Options (“Nonqualified Stock Options” or “NQSOs”). ISOs may only be granted to employees of the Corporation or its subsidiaries. The 2008 Plan also permits the granting of Awards in the form of SARs, Restricted Stock and RSUs.

No Awards will be granted under the 2008 Plan until it is approved by the Corporation’s stockholders.

Shares Available and Reserved

The 2008 Plan limits the number of shares of Common Stock that may be issued pursuant to Awards made under the 2008 Plan to the 2008 Plan Maximum. The 2008 Plan further limits the number of shares of Common Stock that may be issued pursuant to new Awards made on a particular grant date under the 2008 Plan (the “2008 Plan Availability”) to the remainder of (a) the 2008 Plan Maximum (i.e., 5,600,000 shares) minus (b) the sum at such time of the number of shares of Common Stock (i) covered by all outstanding Options and SARs issued under the 2008 Plan, (ii) payable in Common Stock under RSUs awarded pursuant to the 2008 Plan, (iii) issued as Restricted Stock pursuant to the 2008 Plan, (iv) covered by all options issued under the 1995 Plan or 2000 Plan and remaining outstanding on the 2008 Plan Effective Date (“Prior Options”), and (v) issued upon the exercise of any such Options or Prior Options. In the event such Awards or Prior Options become expired, cancelled, voided or the like, the number of shares of Common Stock covered by them are added back to the 2008 Plan Availability. The 2008 Plan Maximum and 2008 Plan Availability are subject to certain adjustments that may be made by the Compensation Committee (see “Administration”, below) upon the occurrence of certain changes in the Corporation’s capitalization or structure.

The maximum number of shares of Common Stock for which Options, SARs, Restricted Stock or RSUs that may be issued to a single Participant during any calendar year is 1,000,000 shares.

Awards

Future Participants in the 2008 Plan and the amounts of their future allotments will be determined by the Compensation Committee in its discretion subject to any restrictions in the 2008 Plan or the applicable individual written agreement containing the Award terms (the “Contract”). Because no such determinations have yet been made, it is not possible to state the terms of any individual Awards that may be issued under the 2008 Plan or the names or positions of or respective amounts of the allotment to any individual who may participate.

The vesting, duration and other terms of future awards also will be determined by the Compensation Committee in its discretion subject to any restrictions in the 2008 Plan and the Code. The terms may be different for the same or similar Awards or Participants. No SARs, Restricted Stock or RSUs were issued under the 2000 Plan or the 1995 Plan, which did not contemplate such awards. Options granted under the 2000 Plan were generally Non-Qualified Options with four year vesting (i.e., one fourth per year of service after the grant date), ten year terms and exercise prices set at fair market value on the grant date.

Consideration

Participants receive Awards in return for the past and future rendering of services and are not required to pay the Corporation for such Awards (except for applicable tax withholding when due and any exercise price in the case of Options) or purchase price(if any) established by the Compensation Committee in the applicable Contract.

Grant Dates and Contracts

The grant date for an Award is generally the date the Award is approved by the Compensation Committee. However, the Compensation Committee may in its discretion specify a later grant date in its approval, which it may do in order to (among other things) coordinate the grant date with a new employee’s start date or permit public dissemination of a pending earnings press release.

Each Award granted under the 2008 Plan will be evidenced by a Contract in a form approved by the Compensation Committee and executed by the Corporation and the Participant receiving the Award. Each Contract will contain the terms, provisions and conditions pertaining to the applicable Award, including (as applicable) exercise price or base price (as defined below), vesting provisions, duration, number of shares, and other applicable conditions. The Compensation Committee may, at any time and from time to time, vary the terms, provisions and conditions of Contracts pertaining to the same category of Award or Participant. Each Contract will contain a termination date, which will not be later than ten years (five years in the case of an ISO to any holder of more than 10% of the Corporation’s Common Stock) from the date such Award is granted, subject to earlier termination or forfeiture as provided in the 2008 Plan or as otherwise set forth in a particular Contract.

Administration

The 2008 Plan is administered under the authority of the Compensation Committee of the Board of Directors of the Corporation (the “Compensation Committee”; see “Corporate Governance – The Compensation Committee”, page 20 below), as provided in the Charter of the Compensation Committee and the 2008 Plan. The Compensation Committee or the Corporation (acting through the proper officer(s) of the Corporation) from time to time may appoint one or more officers, employees and independent contractors (including the Compensation Committee to the extent applicable, each an “Administrator”) to assist in the administration of the 2008 Plan and may delegate (in whole or in part) power and authority under the 2008 Plan to the Administrators to the maximum extent permitted by the 2008 Plan, its committee charter, the By-Laws of the Corporation, applicable exchange rules and applicable law. However, so long as the Corporation has any class of its common equity securities registered or required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Tax Law, to comply with any rule of any exchange on which such securities may be registered or to comply with Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule (“Rule 16b-3”), the Compensation Committee (or any other Committee appointed by the Board to administer the 2008 Plan) shall be comprised of two or more directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3, and an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Compensation Committee currently has five directors and will have four directors following the retirement of Mr. Aders, all of whom are such non-employee directors and outside directors (see “Corporate Governance – The Compensation Committee”, page 20 below)

The Compensation Committee has the power and authority, in their sole discretion to determine or approve (among other things), to the maximum extent permitted by the 2008 Plan, its committee charter, the By-Laws of the Corporation, applicable exchange rules and applicable law: (i) the persons who shall be granted Awards under the 2008 Plan; (ii) when they shall receive Awards and the applicable grant dates; (iii) whether an Award granted to an employee shall be an ISO, a NQSO, a SAR, Restricted Stock and/or RSUs; (iv) the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each Award; (v) the standard term of each Award, including any provisions for early termination or forfeiture; (vi) the method or formula for determining (A) the date each Option or SAR shall become exercisable or restrictions on Restricted Stock or RSUs shall lapse (i.e., when the Award will vest), including any provisions for early vesting, (B) whether an Award shall be exercisable or vest in whole or in installments, and (C) if in installments, (1) the number of shares of Common Stock to be subject to each installment, (2) whether the installments shall be cumulative and (3) the date each installment shall become exercisable or vest and the term of each installment; (vii) whether to accelerate the date of exercise or vesting of any Award or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an Option as partly paid, and, if so, the method or formula for determining the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the form of payment of the exercise price for any Option; (x) the method or formula for determining (A) the exercise price of each Option, (B) the base value (as defined below) of each SAR, and (C) the fair market value of a share of Common Stock for all purposes of the 2008 Plan; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any Award granted under the 2008 Plan, the shares of Common Stock acquired upon the exercise of an Option or SAR or vesting and settlement of Restricted Stock or RSUs and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise or vesting of all or any portion of an Award to the fulfillment of certain restrictions or contingencies as specified in a Contract , including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with the Corporation or its affiliates, (B) financial objectives for the Corporation, any of its subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the Participant with the Corporation or its subsidiaries, and in each case to determine whether such restrictions or contingencies have been met; (xiii) the method or formula for determining the amount, if any, necessary to satisfy the obligation of the Corporation, any of its subsidiaries or any parent of the Corporation to withhold taxes or other amounts; (xiv) whether a Participant retires or has a disability; (xv) whether to cancel or modify an Award either with or without the consent of the

Participant or as provided in the Contract; (xvi) how to construe the respective Contracts and the 2008 Plan; and (xvii) the policies, rules and regulations relating to the 2008 Plan and how and when to prescribe, amend and rescind the same.

Options, Exercise Prices and Contracts

Each Option Award will be evidenced by a Contract that specifies the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, any conditions imposed upon the exercisability of the Option in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Compensation Committee may determine. The exercise price of shares of Common Stock subject to each Option that is intended to qualify as an ISO will be equal to the fair market value of such shares (110% of fair market value in the case of a holder of more than 10% of the Corporation’s Common Stock) on the date of grant of such Option. The exercise price of any Option that does not qualify as an ISO shall be determined by the Administrative Committee, but shall not be less than the fair market value of the Corporation’s Common Stock in the case of an Option granted to an individual who is a “covered employee” under Section 162(m) of the Code in order to preserve the deductibility of the compensation that will be recognized upon the exercise of the Option. The fair market value of such shares is the closing price of the Corporation’s Common Stock on the Nasdaq Capital Market on the date of grant.

Options granted under the 2008 Plan may be exercised, to the extent vested, by the Participant by payment of the full exercise price therefor in cash, by cashier’s or certified check, by surrender of outstanding shares of the Common Stock previously acquired by the Participant, or in the discretion of the Compensation Committee by the sale of part of the shares covered by the Option through a “cashless” exercise (i.e., an approved concurrent brokerage transaction). Options granted to a Participant are not transferable during the individual’s lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution, except for NQSOs, which, with the consent of the Compensation Committee, may be transferred to the employee’s immediate family members, a trust for their exclusive benefit of such family members, or a partnership in which such family members are the only partners.

Stock Appreciation Rights (“SARs”)

Each SAR Award will be evidenced by a Contract that specifies the base value, the duration of the SAR, the number of shares of Common Stock to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Compensation Committee may determine. SARs granted under the 2008 Plan will be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee may determine, which need not be the same for all Participants consistent with the 2008 Plan. If a SAR grant is intended to vest based on performance, the performance goal and performance period will be set forth in a Contract or in a subplan of the 2008 Plan that is incorporated by reference into such Contract and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2008 Plan.

In no event may the term of any SAR granted under the 2008 Plan exceed ten years from the grant date. A SAR may be exercised only when the fair market value of a share of Common Stock exceeds the base value.

Upon exercise, the holder of a SAR is entitled to receive, without any payment to the Corporation (other than applicable taxes), cash or shares of Common Stock (which may be restricted stock or unrestricted stock) or a combination thereof (as determined by the Administrators) equivalent in value to (i) an amount equal to the excess of the fair market value on the exercise date of the shares of Common Stock represented by the SAR over (ii) the fair market value per share of Common Stock on the grant date or any amount greater than the fair market value stated as the “base value” in the Contract. Payment may be made upon exercise or, if provided for in the Contract, on a delayed basis either on an elective or non-elective basis. If paid on a delayed basis, the amount the Participant receives may be adjusted for deemed interest or earnings on such basis, if any, as the Compensation Committee may provide.

Restricted Stock

Each Restricted Stock Award will be evidenced by a Contract that specifies the period of restriction, the number of shares of Restricted Stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Compensation Committee may determine. If an Award of Restricted Stock is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the performance goal and performance period, will be set forth in the Contract or in a subplan of the 2008 Plan that is incorporated by reference into such Contract and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2008 Plan.

Unless otherwise determined by the Compensation Committee, custody of shares of Restricted Stock maintained in certificated form will be retained by the Corporation until the termination of the restrictions pertaining thereto.

Unless otherwise provided by the Compensation Committee, Participants holding Restricted Stock have voting and dividend rights with respect to the restricted shares with dividends paid in cash or property other than shares of Common Stock paid currently to the Participant and with dividends paid in shares of Common Stock accumulated and subject to the Restricted Stock’s vesting rules.

Restricted Units

Each RSU Award will be evidenced by a Contract that specifies the period of restriction, the number of RSUs granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Compensation Committee may determine. If an Award of RSUs is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the performance goal and performance period, will be set forth in a Contract or in a subplan of the 2008 Plan that is incorporated by reference into such Contract, and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2008 Plan.

Unless otherwise provided by the Compensation Committee, holders of RSUs have no dividend rights with respect to shares of Common Stock represented by the units except that dividends payable in shares of Common Stock will be deemed converted to additional RSUs and will be subject to the underlying RSUs’ vesting rules. Holders of RSUs have no voting rights.

Payment for vested RSUs may be made when the restrictions lapse or, if provided for in the agreement, on a delayed basis either on an elective or non-elective basis. If paid on a delayed basis, the amount the Participant receives may be adjusted for deemed interest or earnings on such basis, if any, as the Compensation Committee may provide.

Amendment, Modification and Termination

Unless terminated sooner by the Board, the 2008 Plan will terminate on May 28, 2018, which is ten years from the 2008 Plan Effective Date. The Board in its discretion may, at any time and from time to time, terminate, amend, or modify the 2008 Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the shares of Common Stock are then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. However, no termination, amendment or modification of the 2008 Plan shall in any manner adversely affect any Award theretofore granted under the 2008 Plan without the written consent of the Participant who received such Award.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 2008 PLAN

The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification and reinterpretation at any time. Participants should consult with their own tax advisors with respect to the federal, state and local tax consequences of the receipt and exercise of ISOs and NQSOs, as well as disposition of the shares of Common Stock received upon exercise of such Options, as those tax consequences relate to their own particular circumstances.

INCENTIVE STOCK OPTIONS. No taxable income will be recognized by a Participant upon the grant or, if the Participant meets certain employment requirements, at the exercise of an ISO under the 2008 Plan (even though there will be a charge to earnings at the time of grant – see “Accounting Treatment Of Awards Under The 2008 Plan”, page 12 below). However, the excess (if any) of the fair market value on the date of exercise of shares acquired on exercise over the exercise price is a tax preference item for purposes of determining such a Participant’s alternative minimum tax. The Corporation will not be entitled to any income tax deduction as the result of the grant or exercise of an ISO. Any gain or loss resulting from the subsequent sale of stock acquired upon exercise of an ISO will be long-term capital gain or loss if such sale is made after the later of (a) two years from the date of the grant of the Option or (b) one year from the transfer of such stock to the Participant upon exercise. If the subsequent sale of stock is made prior to the expiration of such two-year or one-year periods, the Participant will recognize ordinary income in the year of sale in an amount equal to the excess (if any) of the fair market value of the stock on the date of exercise over the exercise price. Furthermore, if such sale is a transaction in which a loss (if sustained) would have been recognized by the Participant, the amount of ordinary income recognized by the Participant will not exceed the excess (if any) of the amount realized on the sale over the exercise price. The Corporation (or the Participant’s actual employer) will then be entitled to an income tax deduction in the amount of the amount of ordinary income that the Participant recognizes. Any excess gain recognized by the

Participant upon such sale would then be taxable as capital gain, either long-term or short-term, depending upon whether the stock had been held for more than one year prior to sale. If the sale of shares of the Corporation’s Common Stock received upon exercise of an ISO qualifies for long-term capital gain treatment, the capital gain from such sale would be taxed at the then current maximum federal tax rate on capital gains. Ordinary income is currently taxed at the Participant’s maximum federal income tax marginal rate. If an ISO is not or ceases to be treated as an Incentive Stock Option under the Code for any reason, its taxation will thereupon be determined based on the rules described for NQSOs below.

NONQUALIFIED STOCK OPTIONS. Generally, at the time of the grant of any NQSO under the 2008 Plan, no taxable income will be recognized by the Participant and the Corporation will not be entitled to a deduction for tax purposes (even though there will be a charge to earnings at the time of grant – see “Accounting Treatment Of Awards Under The 2008 Plan”, page 12 below). Upon the exercise of such Option, the Participant generally will recognize ordinary income, and the Corporation (or the Participant’s actual employer) will then be entitled to a deduction, in the amount by which the then fair market value of the shares of the Corporation’s Common Stock issued to such Participant exceeds the exercise price. Income recognized by the Participant upon exercise of a NQSO will be taxed as ordinary income up to the Participant. Upon the subsequent disposition of shares acquired upon the exercise of the Option, the Participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of such shares at the time of exercise. If such shares have been held for more than one year at the time of such disposition, the capital gain or loss will be long-term.

EXERCISING OPTIONS WITH SHARES OF THE COMPANY’S COMMON STOCK. To the extent a Participant pays all or part of the exercise price by tendering shares of the Corporation’s Common Stock owned by the Participant, the tax consequences described above generally would apply. However, the number of shares received (upon exercise) equal to the number of shares surrendered in payment of the aggregate exercise price will have the same basis and tax holding period as the shares surrendered. The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized and any cash paid on such exercise and a holding period, which commences on the date of exercise. If a Participant exercises an Option by tendering shares previously acquired on the exercise of an ISO, a disqualifying disposition will occur if the applicable holding period requirements have not been satisfied with respect to the surrendered stock. The consequences of such a disqualifying disposition are that the Participant may recognize ordinary income at the time.

SARs. A SAR Award results in no taxable income to the Participant receiving the Award or deduction to the Corporation at the time of grant (even though there will be a charge to earnings at the time of grant – see “Accounting Treatment Of Awards Under The 2008 Plan”, page 12 below). A Participant who exercises a SAR will realize ordinary compensation income in an amount equal to the amount of cash and the fair market value of any shares of Common Stock received. The Corporation (or the Participant’s actual employer) will be entitled to a corresponding deduction for federal income tax purposes at that time. If the Participant receives shares of Common Stock upon exercise of a SAR, the taxation of the post-exercise appreciation or depreciation is treated as either a short or long-term capital gain or loss, depending upon the length of time the Participant held the Shares.

RESTRICTED STOCK. A Restricted Stock Award generally results in no taxable income to the Participant receiving the Award or deduction to the Corporation at the time of grant (even though there will be a charge to earnings at the time of grant – see “Accounting Treatment Of Awards Under The 2008 Plan”, page 12 below). A Participant receiving Restricted Stock generally will recognize ordinary compensation income in the amount of the fair market value of the Restricted Stock at the time the stock is no longer subject to forfeiture, less the consideration (if any) paid for the stock. However, a Participant may elect, under Section 83(b) of the Code within 30 days of the grant of the Restricted Stock, to recognize ordinary compensation income on the date of grant equal to the excess of the fair market value of the shares of Restricted Stock (determined without regard to the restrictions) over the purchase price (if any) of the Restricted Stock. Thereafter, if the shares of Common Stock are forfeited, the Participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to any purchase price of the forfeited shares of Common Stock regardless of whether the Participant made a Section 83(b) election. With respect to the sale of shares of Common Stock after the forfeiture period has expired, the holding period to determine whether any gain or loss is short or long-term begins when the restriction period expires, and the tax basis for such shares of Common Stock will generally be based on the fair market value of such shares of Common Stock on such date. However, if the Participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares of Common Stock on such date (determined without regard to restrictions), and the Corporation (or the Participant’s actual employer) will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the Participant in the year that such income is taxable. Dividends paid on Restricted Stock generally will be treated as compensation that is taxable as ordinary income to the Participant, and will be deductible by the Corporation (or the Participant’s actual employer), when paid. If, however, the Participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the Participant and will not be deductible by the Corporation (or the Participant’s actual employer).

RSUs. A Participant will not realize income in connection with the grant of a RSU or the credit of any dividend equivalents to his or her account (even though there will be a charge to earnings at the time of grant – see “Accounting Treatment Of Awards Under The 2008 Plan”, page 12 below). When shares of Common Stock and/or cash is delivered to the Participant, the Participant will generally be required to include as ordinary compensation income in the year of receipt, an amount equal to the amount of cash and the fair market value of any shares of Common Stock received. The Corporation (or the Participant’s actual employer) will be entitled to a deduction at that time and in the amount included in the Participant’s income by reason of the receipt. For each share of Common Stock received in respect of a RSU, the taxation of the post exercise appreciation or depreciation is treated as either a short or long term capital gain or loss, depending upon the length of time the Participant held the shares of Common Stock.

TAX WITHHOLDING. Ordinary compensation income recognized by employees on the taxation of an Award (other than an ISO) constitutes “wages” with respect to which the Corporation (or the employee’s actual employer) is required to deduct and withhold federal, state, and local income tax. Such deductions will be made from the wages, salary, bonus or other income to which the Participant would otherwise be entitled and, at the Corporation’s election, the Participant may be required to pay to the Corporation (or the employee’s actual employer) any amount not so deducted but required to be so withheld. The Corporation may permit the Participant to elect to surrender, or authorize the Corporation to withhold, shares of the Corporation’s Common Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of the Corporation’s withholding obligation.

DEFERRED COMPENSATION AND CODE SECTION 409A: Under Section 409A of the Code (first enacted in 2004), any “nonqualified deferred compensation”. Any such compensation must, among other things, meet specific election timing and payment timing requirements. Failure to meet these requirements causes the nonqualified deferred compensation to be taxed when vested, to be subject to an additional 20% federal income tax and to be subject to interest on federal underpayments from the year the compensation vests. Under current IRS guidance, certain Awards to certain Participants under the 2008 Plan are excluded from the nonqualified deferred compensation to which Section 409A applies. These excluded Awards for certain Participants include Options under which shares of Common Stock are issued (or cash in lieu thereof) with an exercise price which is at least equal to fair market value on the date of grant, SARs under which shares of Common Stock are issued with a base value which is at least equal to fair market value on the date of grant, Restricted Stock, and RSUs that are paid at or shortly after vesting. Certain Participants receiving Awards, and certain other Awards under the 2008 Plan, could be treated as nonqualified deferred compensation to which Section 409A applies. However, it is generally the Corporation’s intent that such Awards be designed to comply with the election timing, payment timing and other requirements of Section 409A.

PERFORMANCE AWARDS AND CODE SECTION 162(M). The Compensation Committee is authorized to condition any type of Award on one or more performance measures or goals set by the Compensation Committee in its discretion for each performance Award. For purposes of the 2008 Plan, performance measures may be particular to a Participant; may relate to the performance of a subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs the Participant; or may be based on the performance of the Corporation generally. Performance measures may be based on Common Stock value or increases therein; earnings per share or earnings per share growth; net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization); operating profit; operating cash flow; operating or other expenses; operating efficiency; return on equity, assets, capital, or investment; sales or revenues or growth thereof; working capital targets or cost control measures; regulatory compliance; gross, operating, or other margins; credit ratings; productivity; customer satisfaction; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; quality measures; and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management, or completion of critical projects or processes or other measurement determined by the Compensation Committee. Performance measures may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance measures may be absolute in their terms or measured against or in relationship to a market index; a group of other companies comparably, similarly, or otherwise situated; or a combination thereof. Each of the performance measures shall be determined, where applicable and except as provided herein or in the applicable Contract, in accordance with generally accepted accounting principles applied in the United States of America.

The Compensation Committee, in its sole and absolute discretion and at any time but subject to any limitations under Section 162(m) of the Code in the case of an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may adjust any performance measure and any evaluation of performance under a performance measures to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year. In addition, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee, in its sole and absolute discretion and at any time, may adjust any performance measure and any evaluation of performance under a performance measure on such basis and for such reason as it may determine. Prior to the payment of any compensation under an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee shall determine and certify the extent to which any performance measure and any other material terms under such award have been satisfied (other than in cases where such relate solely to the increase in the value of Common Stock).Under Section 162(m) of the Code, compensation paid to the Chief Executive Officer and any other executive officer reported in the summary compensation table in a tax year is not deductible if it exceeds $1,000,000 unless it is “performance based” compensation. Options and SARs are deemed to be performance based compensation if the exercise price or base value of the shares of Common Stock to which the Award relates is at least equal to fair market value of those shares of Common Stock on the date of the Award and if the maximum number of shares of Common Stock available for Awards is disclosed to and approved by shareholders. Other Awards may be performance-based compensation if based on achievement of objective performance goals set by the Compensation Committee and the material terms of the compensation or benefit to be paid, including the performance goals which may be used and the maximum which may be paid to any employee, must be disclosed to and approved by shareholders before payment. The Compensation Committee must certify that the applicable performance goals and any other material terms are in fact satisfied.

The foregoing summary of the effects of federal income taxation upon the Participants, and the Corporation with respect to shares issued under the 2008 Plan does not purport to be complete and reference is made to the applicable provisions of the Code.

ACCOUNTING TREATMENT OF AWARDS UNDER THE 2008 PLAN: Under FASB Statement No. 123 (revised 2004), Share-Based Payment (‘‘SFAS 123R’’), the Company is required to measure and record the cost of employee services received in exchange for share-based payments, including stock options, stock appreciation rights, restricted share awards and restricted share units, in its financial statements based on the grant date fair value of the equity incentive award. For purposes of determining the amount of compensation cost to be recognized, the fair value of an equity incentive award at its grant date is estimated using the Black-Scholes pricing model utilizing various factors and assumptions that include the exercise price of the equity incentive award, the market price of the underlying ordinary shares, the expected term of the equity incentive award, the expected volatility of the Company’s ordinary shares and other factors. The compensation cost will be recognized in the financial statements over the period during which an employee is required to provide service in exchange for the equity incentive award. These costs are likely to be expensed before they become deductible for tax purposes as described above.

VOTE REQUIRED

Approval of the 2008 Plan requires the affirmative vote of a majority of the voting power of all outstanding shares of the Corporation’s Common Stock and Preferred Stock (voting together) present or represented and entitled to vote at the 2008 Annual Meeting. The Board has unanimously determined that the 2008 Plan is advisable and in the best interests of the Corporation and the stockholders of the Corporation.

THE BOARD BELIEVES THAT THE 2008 STOCK COMPENSATION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

THE BOARD OF DIRECTORS OF THE CORPORATION

The Board of Directors (the “Board”) is responsible for the management and direction of SGRP and establishing its corporate policies. The current members of the Board are set forth below, and each director other than Mr. Aders is a nominee for election at the 2008 Annual Meeting:

Name	Age	Position with SPAR Group, Inc.
Gary S. Raymond	49	Chief Executive Officer and President
Robert G. Brown	65	Chairman and Director (and former Chief Executive Officer and President)
William H. Bartels	64	Vice Chairman and Director
Robert O. Aders (1)	81	Director and Chairman of the Governance Committee
Jack W. Partridge (1)	62	Director and Chairman of the Compensation Committee
Jerry B. Gilbert (1)	74	Director
Lorrence T. Kellar (1)	71	Director and Chairman of the Audit Committee
C. Manly Molpus (1)	66	Director

(1)  Member of the Governance, Compensation and Audit Committees

Gary S. Raymond serves as the Chief Executive Officer, President and a Director of SGRP and has held such positions since July 9, 2007. Mr. Raymond served in senior management capacities at Proctor and Gamble, The Gillette Company, Duracell, The White Rain Company and Revlon. Mr. Raymond was general manager of Gillette’s North American operations and was an active member of Duracell’s global business team.

Robert G. Brown serves as the Chairman and a Director of SGRP (and former Chief Executive Officer and President) and has held such positions since July 8, 1999, the effective date of the merger of the SPAR Marketing Companies with PIA Merchandising Services, Inc. (the “Merger”). Mr. Brown served as the Chairman, President and Chief Executive Officer of the SPAR Marketing Companies (SPAR/Burgoyne Retail Services, Inc. (“SBRS”) since 1994, SPAR, Inc. (“SINC”) since 1979, SPAR Marketing, Inc. (“SMNEV”) since November 1993, and SPAR Marketing Force, Inc. (“SMF”) since 1996).

William H. Bartels serves as the Vice Chairman and a Director of SGRP and has held such positions since July 8, 1999 (the effective date of the Merger). Mr. Bartels served as the Vice Chairman, Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies (SBRS since 1994, SINC since 1979, SMNEV since November 1993 and SMF since 1996).

Robert O. Aders serves as a Director of SGRP and has done so since July 8, 1999. He has served as the Chairman of the Governance Committee since May 9, 2003, and also is a member of the Audit Committee and Compensation Committee. Mr. Aders has announced his retirement from the Board following the conclusion of the next regular meeting of the Board, which is scheduled for May 29, 2008. Mr. Aders has served as Chairman of The Advisory Board, Inc., an international consulting organization since 1993, and also as President Emeritus of the Food Marketing Institute (“FMI”) since 1993. Immediately prior to his election to the Presidency of FMI in 1976, Mr. Aders was Acting Secretary of Labor in the Ford Administration. Mr. Aders was the Chief Executive Officer of FMI from 1976 to 1993. He also served in The Kroger Co., in various executive positions from 1957 to 1974 and was Chairman of the Board from 1970 to 1974.

Jack W. Partridge serves as a Director of SGRP and has done so since January 29, 2001. He has served as the Chairman of the Compensation Committee of SGRP since May 9, 2003, and also is a member of the Audit Committee and Governance Committee. Mr. Partridge is President of Jack W. Partridge & Associates. He previously served as Vice Chairman of the Board of The Grand Union Company from 1998 to 2000. Mr. Partridge’s service with Grand Union followed a distinguished 23-year career with The Kroger Company, where he served as Group Vice President, Corporate Affairs, and as a member of the Senior Executive Committee, as well as various other executive positions. Mr. Partridge has been a leader in industry and community affairs for over three decades. He has served as Chairman of the Food Marketing Institute’s Government Relations Committee, the Food and Agriculture Policy Task Force, and as Chairman of the Board of The Ohio Retail Association. He currently serves as a member of the board of Checkpoint Systems, Inc.

             Jerry B. Gilbert serves as a Director of SGRP and has done so since June 4, 2001. Mr. Gilbert is a member of the Audit Committee, Compensation Committee and Governance Committee. Mr. Gilbert served as Vice President of Customer Relations for Johnson & Johnson’s Consumer and Personal Care Group of Companies from 1989 to 1997. Mr. Gilbert joined Johnson & Johnson in 1958 and from 1958 to 1989 held various executive positions. Mr. Gilbert also served on the Advisory Boards of the Food Marketing Institute, the National Association of Chain Drug Stores and the General Merchandise Distributors Council (GMDC) where he was elected the first President of the GMDC Educational Foundation. He was honored with lifetime achievement awards from GMDC, Chain Drug Review, Drug Store News and the Food Marketing Institute. He is the recipient of the prestigious National Association of Chain Drug Stores (NACDS) Begley Award, as well as the National Wholesale Druggists Association (NWDA) Tim Barry Award. In June 1997, Mr. Gilbert received an Honorary Doctor of Letters Degree from Long Island University.

Lorrence T. Kellar serves as a Director and the Chairman of the Audit Committee of SGRP and has done so since April 2, 2003. Mr. Kellar also is a member of the Compensation Committee and Governance Committee. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger’s real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for Kmart. He currently is Vice President of Continental Properties Company, Inc. Mr. Kellar also serves on the boards of Frisch’s Restaurants and Multi-Color Corporation and is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet.

C. Manly Molpus serves as a Director of SGRP and has done so since August 9, 2006. Mr. Molpus is a member of the Audit Committee, Compensation Committee and Governance Committee. Mr. Molpus recently retired as president, chief executive officer and a director of the Grocery Manufacturers Association, based in Washington, D.C. Mr. Molpus serves on the board of directors of Cordon Bleu-Tomasso, a Montreal-based food processor, the Advisory Board of Levick Strategic Communications Company and the Congressional Hunger Center. In 2002, he was appointed to the U.S. Department of State Advisory Committee on International Economic Policy. He formerly served on the USDA/USTR Agriculture Policy Advisory Committee for Trade. Previously, Mr. Molpus served as president and chief executive officer of the American Meat Institute and was vice president of corporate affairs for The Kroger Co., the nation’s largest supermarket company.

EXECUTIVE OFFICERS OF THE CORPORATION

Set forth in the table below are the names, ages and current offices held by all executive officers of SGRP. For biographical information regarding Gary S. Raymond, Robert G. Brown and William H. Bartels, see The Board of Directors of the Corporation, above.

Name	Age	Position with SPAR Group, Inc.
Gary S. Raymond	49	Chief Executive Officer, President and Director
Robert G. Brown	65	Chairman and Director (and former Chief Executive Officer and President)
William H. Bartels	64	Vice Chairman and Director
James R. Segreto	59	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	42	Chief Operating Officer
Patricia Franco	47	Chief Information Officer and President of the SPAR International Merchandising Services Division

James R. Segreto serves as Chief Financial Officer, Secretary and Treasurer of SGRP and has done so since December 14, 2007. Prior to his new position Mr. Segreto served as Vice President and Controller of SGRP since July 8, 1999, the effective date of the Merger. Mr. Segreto served as Chief Financial Officer for Supermarket Communications Systems, Inc. from 1992 to 1997 and LM Capital, LLP from 1990 to 1992. Prior to 1992, he served as Controller of Dorman Roth Foods, Inc.

Kori G. Belzer serves as the Chief Operating Officer of SGRP and has done so since January 1, 2004. Ms. Belzer also serves as Chief Operating Officer of SPAR Management Services, Inc. (“SMSI”), and SPAR Marketing Services, Inc. (“SMS”), each an affiliate of SGRP (see Transactions with Related Persons, Promoters and Certain Control Persons, below), and has done so since 2000. The Audit Committee determined that Ms. Belzer also served during 2003 as the de facto chief operating officer of SGRP through her position as Chief Operating Officer of SMSI and SMS. From 1997 to 2000, Ms. Belzer served as Vice President Operations of SMS and as Regional Director of SMS from 1995 to 1997. Prior to 1995, she served as Client Services Manager for SPAR/Servco, Inc.

Patricia Franco serves as the Chief Information Officer of SGRP and President of the SPAR International Merchandising Services Division and has done so since January 1, 2004. Ms. Franco also serves as Senior Vice President of SPAR Infotech, Inc. (“SIT”), an affiliate of SGRP (see Transactions with Related Persons, Promoters and Certain Control Persons, below), and has done so since January 1, 2003. The Audit Committee determined that Ms. Franco also served during 2003 as the de facto chief information officer of SGRP as well as, the de facto President of the SPAR International Merchandising Services Division, through her position as Senior Vice President of SIT. Prior to 2003, Ms. Franco served in various management capacities with SIT, SMS and their affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of SGRP’s common stock as of April 7, 2008 by: (i) each person (or group of affiliated persons) who is known by SGRP to own beneficially more than 5% of SGRP’s common stock; (ii) each of SGRP’s directors; (iii) each of the Named Executive Officers in the Summary Compensation Table; and (iv) SGRP’s directors and such Named Executive Officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	See Note #	Percentage
Common Shares	Gary S. Raymond (1)	20,000		*
Common Shares	Robert G. Brown (1)	9,121,456	(2)(13)	47.5
Common Shares	William H. Bartels (1)	5,407,829	(3)(13)	28.1
Common Shares	Robert O. Aders (1)	194,929	(4)	*
Common Shares	Jack W. Partridge (1)	129,019	(5)	*
Common Shares	Jerry B. Gilbert (1)	132,360	(6)	*
Common Shares	Lorrence T. Kellar (1)	122,387	(7)	*
Common Shares	C. Manly Molpus (1)	21,100	(8)	*
Common Shares	Kori G. Belzer (1)	197,904	(9)	1.0
Common Shares	Patricia Franco (1)	248,670	(10)	1.3
Common Shares	Richard J. Riordan 300 South Grand Avenue, Suite 2900 Los Angeles, California 90071	1,209,922	(11)	6.3
Common Shares	Heartland Advisors, Inc. 790 North Milwaukee Street Milwaukee, Wisconsin 53202	1,228,000	(12)	6.4
Common Shares	Executive Officers and Directors	15,595,655		77.6

Series A Preferred	Robert G. Brown	54,564		61.1
Series A Preferred	William H. Bartels	34,722		38.9
Series A Preferred	Executive Officers and Directors	89,286		100.0

*	Less than 1%
(1)	The address of such owners is c/o SPAR Group, Inc. 560 White Plains Road, Suite 210, Tarrytown, New York 10591.
(2)

Mr. Brown’s beneficial ownership includes (a) 1,800,000 shares held by a grantor trust for the benefit of certain family members of Robert G. Brown over which Robert G. Brown, James R. Brown, Sr. and William H. Bartels are trustees, (James R. Brown, Sr., and William H. Bartels each disclaim beneficial ownership of those trust shares), (b) 196,250 shares held by Jean Brown in her 401(k) and Roth IRA accounts, and (c) 54,564 shares of Series A Preferred Stock convertible at any time into the same number of Common Shares at the holder’s option.

(3)

Mr. Bartels’ beneficial ownership excludes 1,800,000 shares held by a grantor trust for the benefit of certain family members of Robert G. Brown over which Robert G. Brown, James R. Brown, Sr. and William H. Bartels are trustees, beneficial ownership of these trust shares are disclaimed by Mr. Bartels. Mr. Bartels’ beneficial ownership includes 34,722 of Series A Preferred Stock convertible at any time into the same number of Common Shares at the holder’s option.

(4)	Mr. Aders’ beneficial ownership includes 123,275 shares issuable upon exercise of options.
(5)	Mr. Partridge’s beneficial ownership includes 118,051 shares issuable upon exercise of options.
(6)	Mr. Gilbert’s beneficial ownership includes 119,275 shares issuable upon exercise of options.
(7)	Mr. Kellar’s beneficial ownership includes 116,239 shares issuable upon exercise of options.
(8)	Mr. Molpus’ beneficial ownership includes 20,000 shares issuable upon exercise of options.
(9)	Ms. Belzer’s beneficial ownership includes 190,605 shares issuable upon exercise of options.
(10)	Ms. Franco’s beneficial ownership includes 192,875 shares issuable upon exercise of options.
(11)	Share ownership was confirmed with SGRP’s stock transfer agent.
(12)

All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 14), filed by Heartland Advisors, Inc. with the Securities and Exchange Commission on February 8, 2008.

(13)	Messrs. Brown’s and Bartels’ percentage ownership includes 54,564 and 34,722 of preferred stock, respectively, issued March 31, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act (“Section 16(a)”) requires SGRP’s directors and certain of its officers and persons who own more than 10% of SGRP’s Common Stock (collectively, “Insiders”), to file reports of ownership and changes in their ownership of SGRP’s Common Stock with the Commission. Insiders are required by Commission regulations to furnish SGRP with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it for the year ended December 31, 2007, or written representations from certain reporting persons for such year, SGRP believes that its Insiders complied with all applicable Section 16(a) filing requirements for such year, with the exception that Robert G. Brown untimely filed 3 reports on Form 4 respecting 9 transactions, Gary S. Raymond untimely filed 2 reports on Form 4 respecting 2 transactions and James R. Segreto untimely filed 1 report on Form 4 respecting 1 transaction. All such transactions were related to the issuance or cancellation of certain options rather than actual purchases or sales of the Corporation’s stock. All such Section 16(a) filing requirements have since been completed by each of the aforementioned individuals.

Transactions with Related Persons, Promoters and Certain Control Persons

The Corporation’s policy respecting approval of transactions with related persons, promoters and control persons is contained in the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Dated (as of) May 1, 2004 (the “Ethics Code”). Article V of the Ethics Code generally prohibits each “Covered Person” (including SGRP’s officers and directors) from engaging in any business activity that conflicts with his or her duties to the Company, and directs each “Covered Person” to avoid any activity or interest that is inconsistent with the best interests of the SPAR Group, in each case except for any “Approved Activity” (as such terms are defined in the Ethics Code). Examples of violations include (among other things) having any ownership interest in, acting as a director or officer of or otherwise personally benefiting from business with any customer or vendor of the Company other than pursuant to any Approved Activity. Approved Activities include (among other things) anything disclosed to and approved by the Board, the Governance Committee or the Audit Committee, as the case may be, as well as the ownership, board and executive positions held by certain executive officers in SMS, SMSI and SIT (as defined and described below). The Company’s senior management is generally responsible for monitoring compliance with the Ethics Code and establishing and maintaining compliance systems, including conflicting relationships and transactions, subject to the review and oversight of the Governance Committee as provided in clause IV.11 of the Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc. Dated (as of) May 18, 2004. However, the Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc. Dated (as of) May 18, 2004, provides in clause I.2(l) that one of the Audit Committee’s primary (and specific) duties and responsibilities is to review and approve the overall fairness of all material related-party transactions. The Audit Committee periodically reviews and has approved all of the related party relationships and transactions described below.

Mr. Robert G. Brown, a Director, the Chairman (and former President and Chief Executive Officer) and a major stockholder of SGRP (see- “Security Ownership Of Certain Beneficial Owners and Management”, page 15), and Mr. William H. Bartels, a Director and the Vice Chairman of the Company and a major stockholder of SGRP (see- “Security Ownership Of Certain Beneficial Owners and Management”, page 15), are executive officers and the sole stockholders and directors of SPAR Marketing Services, Inc. (“SMS”), SPAR Management Services, Inc. (“SMSI”), and SPAR Infotech, Inc. (“SIT”).

SMS and SMSI provided approximately 99% of the Company’s domestic merchandising specialists in the field (through its independent contractor field force) and approximately 85% of the Company’s domestic field management at a total cost of approximately $18.0 million, $18.9 million, and $20.0 million for 2007, 2006, and 2005, respectively. Pursuant to the terms of the Amended and Restated Field Service Agreement dated as of January 1, 2004, SMS provides the services of SMS’s merchandising specialist field force of approximately 5,000 independent contractors to the Company. Pursuant to the terms of the Amended and Restated Field Management Agreement dated as of January 1, 2004, SMSI provides 53 full-time national, regional and district managers to the Company. For those services, the Company has agreed to reimburse SMS and SMSI for all of their costs of providing those services and to pay SMS and SMSI each a premium equal to 4% of their respective costs. Total net premiums paid to SMS and SMSI for services rendered were approximately $690,000, $730,000, and $770,000 for 2007, 2006, and 2005, respectively. The Company has been advised that Messrs. Brown and Bartels are not paid any salaries as officers of SMS or SMSI so there were no salary reimbursements for them included in such costs or premium. However, since SMS and SMSI are “Subchapter S” corporations, Messrs. Brown and Bartels benefit from any income of such companies allocated to them.

SIT provided substantially all of the Internet computer programming services to the Company at a total cost of approximately $606,000, $678,000, and $771,000 for 2007, 2006, and 2005, respectively. SIT provided approximately 18,000, 23,000, and 25,000 hours of Internet computer programming services to the Company for 2007, 2006, and 2005, respectively. Pursuant to the Amended and Restated Programming and Support Agreement dated as of January 1, 2004, SIT continues to provide programming services to the Company for which the Company has agreed to pay SIT competitive hourly wage rates for time spent on Company matters and to reimburse the related out-of-pocket expenses of SIT and its personnel. The average hourly billing rate was $33.49, $28.87, and $30.34 for 2007, 2006, and 2005, respectively. The Company has been advised that no hourly charges or business expenses for Messrs. Brown and Bartels were charged to the Company by SIT since 2005. However, since SIT is a “Subchapter S” corporation, Messrs. Brown and Bartels benefit from any income realized by SIT.

In November 2004 and January 2005, the Company entered into separate operating lease agreements between SMS and the Company’s wholly owned subsidiaries, SPAR Marketing Force, Inc. (“SMF”) and SPAR Canada Company (“SPAR Canada”). In May 2005, the Company and SMS amended the lease agreements reducing the total monthly payment. Each lease, as amended, has a 36 month term and representations, covenants and defaults customary for the leasing industry. The SMF lease is for handheld computers to be used by field merchandisers in the performance of various merchandising and marketing services in the United States and has a monthly payment of $17,891. These handheld computers had an original purchase price of $632,200. The SPAR Canada lease is also for handheld computers to be used by field merchandisers in the performance of various merchandising and marketing services in Canada and has a monthly payment of $2,972. These handheld computers had an original purchase price of $105,000. The monthly payments, as amended, are based upon a lease factor of 2.83%. In March 2005, SMF entered into an additional 36 month lease with SMS for handheld computers. The lease factor is 2.83% and the monthly payment is $2,341. These handheld computers had an original purchase price of $82,727. The above referenced equipment leases have expired as of the date of this report and the Company has elected to continue to lease the equipment on a month-to-month basis.

            The Company owed the following amounts to SMS, SMSI and SIT for the above services as at December 31, 2007 and 2006, respectively (in thousands):

	December 31,
	2007	2006

SPAR Marketing Services, Inc.	$1,490	$1,238
SPAR Management Services, Inc.	457	346
SPAR Infotech, Inc.	160	168
	$2,107	$1,752

In July 1999, SMF, SMS and SIT entered into a Software Ownership Agreement with respect to Internet job scheduling software jointly developed by such parties. In addition, SPAR Trademarks, Inc. (“STM”), SMS and SIT entered into trademark licensing agreements whereby STM has granted non-exclusive royalty-free licenses to SIT, SMS and SMSI for their continued use of the name “SPAR” and certain other trademarks and related rights transferred to STM, a wholly owned subsidiary of SGRP.

The Corporation, Mr. Brown, Mr. Bartels and SMSI entered into an agreement dated as of March 31, 2008, to issue and purchase 89,286 shares of Series A Preferred Stock at $1.12 per share, which was the closing bid price of SGRP’s Common Stock for the most recent trading day available immediately preceding such agreement date. The Certificate of Designation of Series A Preferred Stock provides for that purchase price calculation because each share of Series A Preferred Stock is convertible without additional consideration into one share of Common Stock, exercisable at any time (including date of issuance) in the discretion of the holder. Pursuant to that agreement, Mr. Brown purchased 54,564 shares of Preferred Stock from SGRP, Mr. Bartels purchased 34,722 shares of Preferred Stock from SGRP, SMSI reduced the receivable owed to it by the Company by $100,000.32 in payment of the purchase price at the direction of Mr. Brown and Mr. Bartels (owners of SMSI), and SGRP issued such Preferred Stock to Mr. Brown and Mr. Bartels in those amounts, all effective March 31, 2008. SGRP’s Audit Committee reviewed and unanimously approved this transaction, including the terms of the Preferred Stock and the affiliated relationship of the parties. (For a summary of the terms of the Preferred Stock, see Item 5 – Creation and Sale of Unregistered Preferred Stock in the 2007 Annual Report.) The offer and sale of such Preferred Stock have not been registered under the Securities Act or other securities laws, as they were a non-public offer and sale made in reliance upon (among other things) Section 4(2) of the Securities Act.

Messrs. Brown and Bartels also collectively own, through SMSI, a minority (less than 5%) equity interest in Affinity Insurance Ltd., which provides certain insurance to the Company.

In the event of any material dispute in the business relationships between the Company and SMS, SMSI, or SIT, it is possible that Messrs. Brown or Bartels may have one or more conflicts of interest with respect to these relationships and such dispute could have a material adverse effect on the Company.

CORPORATE GOVERNANCE

Board Meetings

The Board meets regularly to receive and discuss operating and financial reports presented by management of SGRP and its advisors. During the year ended December 31, 2007, the Board held five meetings in person and took various actions by written consent. Each incumbent Director attended all of the meetings of the Board of Directors. In addition, no committee member missed more than 30% of the meetings of any committee.

Board Size

The size of the Board is currently set at eight directors. However, the Governance Committee of the Board is not actively seeking a candidate to replace Mr. Aders following his retirement at the end of the 2008 Annual Meeting. Any vacancy can be filled by the Board without an election. Accordingly, if a qualified individual is identified, the Board may act on or after the date of the 2008 Annual Meeting to appoint such individual to the vacancy created by Mr. Aders’ retirement.

Committees

From time to time the Board may establish permanent standing committees and temporary special committees to assist the Board in carrying out its responsibilities. Currently, SGRP has three committees; the Audit Committee, the Compensation Committee and the Governance Committee. An audit committee is required by the Nasdaq Stock Market, Inc., or National Association of Securities Dealers (collectively, “Nasdaq”), the Securities and Exchange Commission (the “SEC”), and applicable law. While SGRP is not similarly required to have either a compensation committee or governance committee, certain responsibilities assigned to these committees in their respective charters are required to be fulfilled by independent directors.

The standing committees of the Board are the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”), and the Governance Committee of the Board (the “Governance Committee”), as provided in SGRP’s Restated By-Laws (see — “Limitation of Liability and Indemnification Matters”, below).

Audit Committee

The Audit Committee of the Board assists the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of SGRP and its direct and indirect subsidiaries (together with SGRP, collectively, the “Company”), the integrity of the Company’s financial statements, the audits of the financial statements of the Company and the Company’s compliance with legal and regulatory requirements and disclosure, and has done so since June of 2000. The specific functions and responsibilities of the Audit Committee are set forth in the written Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the “Audit Charter”), approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 18, 2004. The Audit Committee also is given specific functions and responsibilities by and is subject to the rules and regulations of Nasdaq (“Nasdaq Rules”) and of the SEC (the “SEC Rules”), the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and other applicable law, which are reflected in the Audit Charter. A current copy of the Audit Charter is posted and available to stockholders and the public on the Company’s web site (www.SPARinc.com). The Audit Charter was amended and restated to reflect the recent evolution of the Audit Committee’s expanding responsibilities, the recent adoption of Sarbanes-Oxley, and recent changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to all audit committees. The Audit Committee reviews and reassesses the Audit Charter annually and recommends any needed changes to the Board for approval. The Audit Committee’s most recent review was in November of 2007, when it determined no changes were then needed in the Audit Charter.

The Audit Committee (among other things and as more fully provided in the Audit Charter):

(a)	Serves as an independent and objective party to monitor the Company’s financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;
(b)

Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (hereinafter referred to as the “Company’s Independent Accountants”);

(c)	Resolves disagreements between the Company’s senior management and the Company’s Independent Accountants regarding financial reporting;
(d)	Communicates directly with the Company’s Independent Accountants;
(e)	Reviews and appraises the audit efforts of the Company’s Independent Accountants, including the plans for and scope of the audit, the audit procedures to be utilized and results of the audit;
(f)	Provides an open avenue of communication among the Company’s Independent Accountants, the Company’s financial and senior management and the Board;
(g)

Reviews and approves, in advance, all non-audit services to be performed by the Company’s Independent Accountants, either individually or through policies and procedures for particular types of services to be performed within specified periods;

(h)	Reviews the performance, qualifications and independence of the Company’s Independent Accountants;

(i)	Reviews the financial reports and other financial information provided by SGRP to any governmental body or the public;
(j)	Encourages continuous improvement of, and fosters adherence to, the Company’s accounting, disclosure and similar control policies, procedures and practices at all levels; and
(k)	Reviews and approves the overall fairness of all material related-party transactions.

The Audit Committee currently consists of Messrs. Kellar (its Chairman), Aders, Gilbert, Molpus and Partridge, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for Audit Committee members under Nasdaq Rule 4200(a)(14). In connection with his re-nomination as a Director, the Governance Committee and the Board re-determined that Mr. Kellar was qualified to be the “Audit Committee financial expert” as required by applicable law and the SEC Rules.

During the year ended December 31, 2007, the Audit Committee met four times in person and six times by telephone and took action through unanimous written consent.

See “Report of the Audit Committee of the Board of Directors” below.

Compensation Committee

The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company, through which the Company endeavors to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment while facilitating the business strategies and long-range plans of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the “Compensation Charter”), approved and recommended by the Compensation Committee and Governance Committee and adopted by the Board on May 18, 2004. The Compensation Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules and SEC Rules, Sarbanes-Oxley and other applicable law. A current copy of the Compensation Charter is posted and available to stockholders and the public on the Company’s web site (www.SPARinc.com). The Compensation Charter was adopted to reflect the recent evolution of the Compensation Committee’s informal responsibilities, the recent adoption of Sarbanes-Oxley, and recent changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to compensation committees. The Compensation Committee reviews and reassesses the Compensation Charter annually and recommends any needed changes to the Board for approval. The Compensation Committee’s most recent review was in November of 2007, when it determined no changes were then needed in the Compensation Charter.

The Compensation Committee (among other things and as more fully provided in the Compensation Charter):
(a)

Oversees the existing and proposed compensation plans, policies and practices of the Company, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company’s performance objectives, and (iv) align the interests of SGRP’s directors and the Company’s executives and employees with those of SGRP’s stockholders (the “Company’s Compensation Objectives”);

(b)	Reviews the Company’s existing and proposed Compensation Objectives from time to time and recommends to the Board any necessary or desirable changes or additions to such objectives;
(c)	Reviews the performance of and establishes the compensation for the Company’s senior executives; and
(d)

Oversees the Company’s stock option, stock purchase and other benefit plans and severance policies, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice.

The Compensation Committee currently consists of Messrs. Partridge (its Chairman), Aders, Gilbert, Kellar and Molpus, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rule 4200(a)(14).

During the year ended December 31, 2007, the Compensation Committee met four times in person and once telephonically and took action through unanimous written consent.

Governance Committee

The Governance Committee of the Board assists the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate governance policies and practices of the Company. The specific functions and responsibilities of the Governance Committee are set forth in the written Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the “Governance Charter”), approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. The Governance Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law, which are reflected in the Governance Charter. A current copy of the Governance Charter is posted and available to stockholders and the public on the Company’s web site (www.SPARinc.com). The Governance Charter was adopted to reflect the recent evolution of the Governance Committee’s informal responsibilities, the recent adoption of Sarbanes-Oxley, and recent changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to governance committees. The Governance Committee reviews and reassesses the Governance Charter, Nomination Policy and Ethics Code (as such terms are defined below) annually and recommends any needed changes to the Board for approval. The Governance Committee’s most recent review was in November of 2007, when it determined no changes were then needed in the Governance Charter, Nomination Policy and Ethics Code.

The Governance Committee (among other things and as more fully provided in the Governance Charter):
(a)

Oversees the identification, vetting and nomination of candidates for directors of SGRP and the selection of committee members, reviews their qualifications (including outside director independence) and recommends any proposed nominees to the Board;

(b)	Oversees SGRP’s organizational documents and policies and practices on corporate governance and recommends any proposed changes to the Board for approval; and
(c)

Oversees the Company’s codes of ethics and other internal policies and guidelines and monitors the Company’s enforcement of them and incorporation of them into the Company’s culture and business practices.

The Governance Committee currently consists of Messrs. Aders (its Chairman), Gilbert, Kellar, Molpus and Partridge, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rule 4200(a)(14). Mr. Aders announced his retirement from the board following the conclusion of the next regular meeting of the Board, which is scheduled for May 29, 2008. The Governance Committee is not actively seeking a candidate to replace Mr. Aders as a director but will announce the new Chairman of the Governance Committee at the next regular board meeting on May 29, 2008.

During the year ended December 31, 2007, the Governance Committee met four times in person, once telephonically and took action through unanimous written consent.

Director Nominations

The Governance Committee oversees the identification, vetting and nomination of candidates for directors and the selection of committee members, the review of their qualifications (including outside director independence), and recommends any proposed nominees to the Board in accordance with the Governance Charter and with the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004 (the “Nomination Policy”), as approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. A current copy of this policy is posted and available to stockholders and the public on the Company’s web site (www.SPARinc.com).

The Nomination Policy requires that a majority of the directors of the Board and all members of its Audit Committee, Compensation Committee and Governance Committee satisfy the independence requirements applicable to Audit Committee members under the applicable Nasdaq Rules. Each of the Audit Charter, Compensation Charter and

Governance Charter also contain the same requirements that all of their respective members satisfy such independence requirements.

The Nomination Policy identifies numerous characteristics believed important by the Board for any nominee for director and provides that each nominee for director should possess as many of them as practicable. These desirable characteristics include (among other things) the highest professional and personal ethics and integrity, sufficient time and attention to devote to Board and Committee duties and responsibilities, strong relevant business and industry knowledge and contacts, and business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues, the ability and willingness to exercise and express independent judgments, and the apparent ability and willingness to meet or exceed the Board’s performance expectations.

Performance expectations for each director have also been established by the Board in the Nomination Policy, including (among other things) the director’s regular preparation for, attendance at and participation in all meetings (including appropriate questioning), support and advice to management in his areas of expertise, maintenance of focus on the Board’s agenda, understanding the business, finances, plans and strategies of Company, professional and collegial interaction, acting in the best interests of the Company and the stockholders, compliance with the Company’s applicable ethics codes.

The Governance Committee generally will consider recommending the re-nomination of incumbent directors in accordance with the Nomination Policy, provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations. The Nomination Policy reflects the Board’s belief that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of SGRP, and that the value of these benefits may outweigh many other factors. However, the Governance Committee is not required to recommend to the Board the nomination of any eligible incumbent director for re-election.

In considering the potential director nominee slate (including incumbent directors) to recommend to the Board, the Nomination Policy directs the Governance Committee to take into account: (i) the benefits of incumbency, as noted above; (ii) any perceived needs of Board, any Committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (iii) the collegiality of Board members; (iv) the need for independent directors or financial experts under that Policy or applicable law for the Board or its Committees; (v) any other requirements of applicable law; and (vi) the desirability of ethnic, racial, gender and geographic diversity. The Governance Committee will consider proposed nominees from any source, including those properly submitted by stockholders (see — “STOCKHOLDER COMMUNICATIONS — Submission of Stockholder Proposals and Director Nominations”, below).

Each potential nominee for director is required to complete and submit an officers’ and directors’ questionnaire as part of the process for making director nominations and preparation of SGRP’s annual report and proxy statement. With new nominees, the process also may include interviews and background checks.

The seven nominees for director were reviewed, approved and recommended by the Governance Committee, were nominated by the Board and are all incumbents. Based on their respective officers’ and directors’ questionnaires, the Governance Committee and Board each determined that Mr. Jack W. Partridge, Mr. Jerry B. Gilbert, Mr. Lorrence T. Kellar, and Mr. C. Manly Molpus are independent directors under Nasdaq Rules, as required by the Nominations Policy and the committee charters, and Mr. Lorrence T. Kellar is an “audit committee financial expert” under SEC Rules, as required by such rules and the Audit Charter. Mr. Aders chose to not stand for re-election to the Board.

Ethics Codes

SGRP has adopted codes of ethical conduct applicable to all of its directors, officers and employees, as approved and recommended by the Audit Committee and Governance Committee and adopted by the Board, in accordance with Nasdaq Rules. These codes of conduct (collectively, the “Ethics Code”) consist of: (1) the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Dated (as of) May 1, 2004; and (2) the SPAR Group Statement of Policy Regarding Personal Securities Transaction in SGRP Stock and Non-Public Information Dated, Amended and Restated as of May 1, 2004, which amends, restates and completely replaces its existing similar statement of policy. Both Committees were involved because general authority over the Ethics Codes shifted from the Audit

Committee to the Governance Committee with the adoption of the committee charters on May 18, 2004. However, the Audit Committee retained the express duty to review and approve the overall fairness of all material related-party transactions. Copies of these codes and policies are posted and available on the Company’s web site (www.SPARinc.com).

Limitation of Liability and Indemnification Matters

SGRP’s Certificate of Incorporation limits the liability of all directors to the maximum extent such liability can be limited under Delaware law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

SGRP’s Restated By-Laws provide that SGRP shall indemnify each of its directors and senior executives and may indemnify the other officers, employees and other agents of the Company to the fullest extent permitted by law. SGRP’s Restated By-Laws also permit it to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Restated By-Laws would permit indemnification. These indemnification provisions were first approved and recommended by the Governance Committee and adopted by the Board in November of 2003, in order to conform to the current practices of most public companies and to attract and maintain quality candidates for the Board and the Company’s management, and were later incorporated into the Amended and Restated By-Laws of SPAR Group, Inc., Dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004, as amended by the Board through November 8, 2007 (the “Restated By-Laws”). A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Company’s web site (www.SPARinc.com). The Company maintains director and officer liability insurance.

At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

EXECUTIVE OFFICERS, COMPENSATION, DIRECTORS AND OTHER INFORMATION

Stock Options and Purchase Plans

The Corporation believes that it is desirable to align the interests of its executives with those of its stockholders through their ownership of stock issued by the Corporation. Although the Company does not require its executives to own its stock, the Corporation believes that it can help achieve this objective by providing long term equity incentives through the issuance to its executives of options to purchase the Corporation’s common stock pursuant to the 2000 Plan (as defined below) and facilitating the purchase of its common stock at a modest discount by all of its executives and employees who elect to participate in its ESP Plan (as defined below). In particular, the Corporation believes that the award of such stock options to such executives encourages growth in their stock ownership in the Corporation, which in turn leads to the expansion of their stake in the long-term performance and success of the Company.

On March 27, 2008, the Corporation’s Board of Directors authorized and approved the 2008 Stock Compensation Plan, as amended (the “2008 Plan”) which is submitted herewith as Proposal 3 for approval by the stockholders of the Corporation. The 2008 Plan and information regarding options, stock appreciation rights, restricted stock and restricted stock units granted thereunder are qualified in their entirety by the full text of the 2008 Plan, which is attached as Annex A to this Proxy Statement. The 2008 Plan will increase the number of shares of the Corporation’s Common Stock (“Common Stock”) that may be issued pursuant to awards made under the plan from the current maximum of 3,600,000 under the 2000 Plan to a maximum of 5,600,000 shares of Common Stock under the 2008 Plan. For a summary of the 2008 Plan, see Proposal 3 – APPROVAL OF THE ADOPTION OF THE 2008 STOCK COMPENSATION PLAN, above.

The Corporation currently has four stock option plans: one plan currently in effect under which it issues options, which is its 2000 Stock Option Plan (“2000 Plan”), and three prior plans under which some options remained outstanding during 2006, which are the Special Purpose Stock Option Plan (“Special Purpose Plan”), the Amended and Restated 1995 Stock Option Plan (“1995 Plan”) and the 1995 Director’s Plan (“Director’s Plan”).

On December 4, 2000, SGRP adopted the 2000 Plan as the successor to the 1995 Plan and the Director’s Plan with respect to all new options issued. The 2000 Plan provides for the granting of either incentive or nonqualified stock options to specified employees, consultants, and directors of the Company for the purchase of up to 3,600,000 (less those options still outstanding under the 1995 Plan or exercised after December 4, 2000 under the 1995 Plan). The options have a term of ten years, except in the case of incentive stock options granted to greater than 10% stockholders for whom the term is five years. The exercise price of nonqualified stock options must be equal to at least 85% of the fair market value of SGRP’s common stock at the date of grant (although typically the options are issued at 100% of the fair market value), and the exercise price of incentive stock options must be equal to at least the fair market value of SGRP’s common stock at the date of grant. During 2007, options to purchase 449,250 shares of SGRP’s common stock were granted, options to purchase 154,745 shares of the Company’s common stock were exercised and options to purchase 235,811 shares of SGRP’s stock were voluntarily surrendered and cancelled under this plan. As of the Record Date, options to purchase 2,075,351 shares of SGRP’s common stock remain outstanding under this plan and options to purchase 525,046 shares of SGRP’s common stock were available for grant under this plan.

Stock options are included in the annual incentive plans, as described above. Stock options also may be issued from time to time by the Corporation in its discretion. At each of its regular quarterly meetings, the Compensation Committee receives, discusses and approves (as and to the extent modified by them) management’s recommendations respecting the discretionary issuance of stock options to executives and employees of the Company pursuant to the 2000 Plan. Until the appointment of Mr. Raymond as Chief Executive Officer in July 2007, Mr. Brown generally made those recommendations respecting Mr. Cimitile, Ms. Belzer and Ms. Franco, as well as for any new officer, and each of those executives in turn are allocated options for their departments and make recommendations respecting those under their supervision (subject to review and approval by Mr. Brown). After July 2007 Mr. Raymond now is responsible for these recommendations. In recommending to the Compensation Committee the actual number of options to be granted to each individual, Mr. Brown, Mr. Raymond, Mr. Cimitile, Ms. Belzer or Ms. Franco, as the case may be, makes an assessment of the individual’s contribution to the Company’s overall performance, the individual’s successful completion of a special project, and any significant increase or decrease in the participant’s abilities, responsibilities and performance of his or her duties. The Compensation Committee reviews managements’ recommendations at its meeting and determines whether to approve the proposed stock option grants.

The stock options issued under the 2000 Plan are typically “nonqualified” (as a tax matter), have a ten year term and vest during the first four years following issuance at the rate of 25% on each anniversary date of their issuance. Recent changes in accounting principles now require the Company to record an expense on the vesting of each such “nonqualified” stock option.

In 2001, SGRP adopted its 2001 Employee Stock Purchase Plan (the “ESP Plan”), which replaced its earlier existing plan, and its 2001 Consultant Stock Purchase Plan (the “CSP Plan”). These plans were each effective as of June 1, 2001. The ESP Plan allows employees of the Company, and the CSP Plan allows employees of the affiliates of the Company (see Transactions with Related Persons, Promoters and Certain Control Persons, above), to purchase SGRP’s Common Stock from SGRP without having to pay any brokerage commissions. On August 8, 2002, SGRP’s Board approved a 15% discount for employee purchases of Common Stock under the ESP Plan and recommended that its affiliates pay 15% of the value of the stock purchased as a cash bonus for affiliate consultant purchases of Common Stock under the CSP Plan.

Prior Stock Option Plans

On July 8, 1999, in connection with the merger, SGRP established the Special Purpose Plan of PIA Merchandising Services, Inc. to provide for the issuance of substitute options to the holders of outstanding options granted by SPAR Acquisition, Inc. There were options to purchase 134,114 shares granted at $0.01 per share. Since July 8, 1999, SGRP has not granted any new options under this plan. During 2007, 250 options to purchase shares of the Company’s common stock were exercised under this plan. As of the Record Date, options to purchase 1,000 shares of SGRP’s common stock remain outstanding under this plan.

The 1995 Plan provided for the granting of either incentive or nonqualified stock options to specific employees, consultants, and directors of the Company for the purchase of up to 3,500,000 shares of SGRP’s common stock. The options had a term of ten years from the date of issuance, except in the case of incentive stock options granted to greater than 10% stockholders for which the term was five years. The exercise price of nonqualified stock options must have been equal to at least 85% of the fair market value of the Company’s common stock at the date of grant. Since 2000, the Company has not granted any new options under this plan. During 2007, no options to purchase shares of SGRP’s common stock were cancelled. As of the Record Date, options to purchase 12,375 shares of the Company’s common stock remain outstanding under this plan. The 1995 Plan was superseded by the 2000 Plan with respect to all new options issued.

The Director’s Plan was a stock option plan for non-employee directors and provided for the purchase of up to 120,000 shares of SGRP’s common stock. Since 2000, SGRP has not granted any new options under this plan. During 2007, no options to purchase shares of SGRP’s common stock were exercised under this plan. At December 31, 2007, there are no options to purchase shares of SGRP’s common stock that remain outstanding under this plan. The Director’s Plan has been replaced by the 2000 Plan with respect to all new options issued.

Potential Severance Payments upon a Change-In-Control and Termination

In order to retain and motivate certain highly qualified executives in the event of a “Change-in-Control”, the Corporation has entered into a separate Change in Control Severance Agreement in substantially the same form (each a “CICSA”) in July 2007 with Gary S. Raymond, its President and Chief Executive Officer, and in March 2007 with each of William H. Bartels, its Vice Chairman, Kori G. Belzer, its Chief Operating Officer, Patricia Franco, its Chief Information Officer and President of the SPAR International Merchandising Services Division, and James Segreto, now its Chief Financial Officer, which amended and restated prior agreements in the case of Ms. Belzer and Ms. Franco. Each CICSA provides that the applicable executive will receive a lump sum severance payment if both (1) a “Change in Control” occurs (which includes certain changes in ownership as well as the hiring of a new Chairman or Chief Executive Officer who was not an executive on the date of the CICSA), and (2) within the “Protected Period” the executive either resigns for “Good Reason” (such as an adverse change in duties or compensation) or is terminated other than in a “Termination For Cause” (as such terms are defined in the applicable CICSA). The Protected Period is equal to the greater of 36 months from the date of the CICSA or 24 months from the then most recent Change in Control. The payment is equal to the sum of (i) the employee’s monthly salary times the number of remaining months in the Protected Period following such resignation or termination, plus (ii) the maximum bonus if any that would have been paid to such employee for any bonus plan then in effect (not to exceed 25% of the employee’s annual salary). Mr. Brown is not a party to a CICSA. The parties to the CICSAs intend to comply with Section 409A of the Code (see DEFERRED COMPENSATION AND CODE SECTION 409A, above at page 11) and to revise their respective CICSAs to the extent necessary to comply therewith by the end of the period required by applicable law, currently December 31, 2008.

Certain Tax Issues - Internal Revenue Code Section 162(m)

Under Section 162(m) of the Internal Revenue Code (the “Code”), the amount of compensation paid to certain executives that is deductible with respect to the Company’s corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company’s ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of SGRP and its stockholders.

Executive Compensation, Equity Awards and Options

Executive Compensation

The following table sets forth all compensation for services rendered to the Company in all capacities for the years ended December 31, 2007 and 2006 (except for amounts paid to or by SMS, SMSI and SIT, see Transactions with Related Persons, Promoters and Certain Control Persons, above) (i) by the Corporation’s Chief Executive Officer, and (ii) each of the other two most highly compensated executive officers of the Company and its affiliates who were serving as executive officers of the Corporation or performing equivalent functions for the Corporation through a subsidiary or affiliate, at December 31, 2007 (collectively, the “Named Executive Officers”). The Company does not have any Non-Equity Incentive Compensation Plans other than as part of its individual Incentive Bonus Plans, any stock awards, any pension plans or any non-qualified deferred compensation plans, and accordingly those columns have been omitted.

Summary Compensation Table

Name and Principal Positions (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($)(3) (f)	All Other Compensation ($) (4) (g)	Total ($) (h)

Gary S. Raymond (1)	2007	95,833	–	10,179	2,481 (4)	108,493
Chief Executive Officer,
President, and Director
Robert G. Brown (1)	2007	37,150 (5)	–	–	10,562	47,712
Chairman of the Board	2006	186,354 (5)	–	–	9,016	195,370
and Director
William H. Bartels	2007	37,150 (5)	–	–	10,729	47,879
Vice Chairman and Director	2006	186,354 (5)	–	–	8,902	195,256

Charles Cimitile (2)	2007	214,781	20,000	33,967	9,169	277,917
Former Chief Financial Officer, Treasurer and Secretary	2006	224,741	20,000	27,727	7,216	279,684

Kori G. Belzer	2007	170,000	25,000	38,970	7,561	241,531
Chief Operating Officer	2006	148,190	25,000	35,601	6,093	214,884

Patricia Franco	2007	152,670	20,000	45,152	10,456	228,278
Chief Information Officer	2006	148,190	20,000	38,920	8,853	215,963
and the President of the SPAR International Merchandising Services Division

_________________

(1)	Robert G. Brown served as Chief Executive Officer and President until July 9, 2007. On that date Gary S. Raymond became Chief Executive Officer, President and a Director.
(2)	Charles Cimitile resigned from SGRP effective December 7, 2007.
(3)

These are not amounts actually paid to or received by the named executives. These are option related “compensation expenses” recognized by the Corporation under generally accepted accounting principles computed in accordance with SFAS No. 123(R). See Note 2 (Summary of Significant Accounting Policies Stock Based Compensation) to the Company’s Financial Statements included in the 2007 Annual Report.

(4)	Other compensation represents amounts paid for car allowances, 401(k) matching contributions, and medical, life and long term disability insurance premiums.
(5)	Does not include amounts paid to SMS, SMSI, SIT and Affinity Insurance Ltd. (see – Transactions with Related Persons, Promoters and Certain Control Persons, above)

All Other Compensation

The Corporation also provides a 401(k) plan, healthcare plan and certain other benefits to all of the Company’s employees (including its executives). The Company does not provide any perquisites or other benefits to its Named Executive Officers other than as described above. The only retirement plan the Company maintains in the United States is its 401(k) Profit Sharing Plan, which is available to all of its employees. Pursuant to that plan, the Company provides discretionary matching contributions for all eligible employees of the Company equal to a uniform percentage of their contribution.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options, unvested stock and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2007. The Corporation did not make any stock awards in 2006 and does not have any equity incentive plans for the award of any stock, and accordingly those columns are omitted.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Gary Raymond	05/31/07	-	100,000	$0.91	05/30/17
	11/08/07	-	50,000	$0.76	11/07/17

Charles Cimitile (3)	12/04/00	25,000	-	$0.63	12/03/10
	08/02/01	75,000	-	$1.30	08/01/11
	02/14/02	10,000	-	$1.78	02/13/12
	04/14/05	27,500	-	$1.26	04/13/15
	05/12/05	10,000	-	$1.75	05/11/15
	11/09/05	10,000	-	$1.10	11/08/15
	11/08/06	5,000	-	$0.95	11/07/16

Kori Belzer	08/03/00	2,000	-	$1.22	08/02/10
	12/04/00	10,000	-	$0.63	12/03/10
	04/06/01	2,000	-	$0.88	04/05/11
	05/09/01	2,000	-	$1.10	05/08/11
	08/02/01	70,000	-	$1.30	08/01/11
	02/14/02	10,000	-	$1.78	02/13/12
	08/08/02	10,000	-	$2.25	08/07/12
	04/14/05	38,090	38,090(1)	$1.26	04/13/15
	05/12/05	10,000	10,000(1)	$1.75	05/11/15
	11/09/05	7,500	7,500(1)	$1.10	11/08/15
	11/08/06	5,000	15,000(2)	$0.95	11/07/16

Patricia Franco	08/03/00	2,000	-	$1.22	08/02/10
	12/04/00	10,000	-	$0.63	12/03/10
	04/06/01	2,000	-	$0.88	04/05/11
	05/09/01	2,000	-	$1.10	05/08/11
	08/02/01	75,000	-	$1.30	08/01/11
	04/14/05	48,750	48,750(1)	$1.26	04/13/15
	05/12/05	12,500	12,500(1)	$1.75	05/11/15
	11/09/05	7,500	7,500(1)	$1.10	11/08/15
	11/08/06	2,500	7,500(2)	$0.95	11/07/16

(1)	Of this total, one half will vest in each of 2008 and 2009.
(2)	Of this total, one third will vest in each of 2008, 2009 and 2010.
(3)	Charles Cimitile exercised 40,000 options subsequent to December 31, 2007 but prior to the date of this proxy.

Option Exercises and Stock Vested

During 2007 Messrs. Brown and Bartels exercised option grants in the amounts of 95,747 and 58,999, respectively. No other Named Executive Officers exercised options in 2007, and the Company did not make any stock awards.

Pension Benefits

The Company does not currently have a pension plan available to its executives or other employees, and accordingly this table has been omitted.

Non-Qualified Deferred Compensation

The Company does not currently have any non-qualified deferred compensation available to its executives or other employees, and accordingly this table has been omitted.

Compensation of Directors

The following table sets forth all compensation costs of the Corporation for services rendered to it by its directors (other than any Named Executive Officer), and certain other amounts that may have been received by or allocated to them, for the year ended December 31, 2007. The Corporation does not give stock awards and does not have pension plans or non-qualified deferred compensation plans, so those columns have been omitted.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Option Awards (expense) ($) (1)	All Other Compensa- tion ($)	Total ($)	Option Grant Date	Grant Date Fair Value of Stock Option Awards ($) (2)

Robert O. Aders	2007	30,000	9,345	–	39,345	5/24/2007	8,235
Jack W. Partridge	2007	30,000	10,179	–	41,179	1/29/2007	10,309
Jerry B. Gilbert	2007	30,000	9,117	–	39,117	5/24/2007	8,235
Lorrence T. Kellar	2007	35,000	8,024	–	43,024	5/24/2007	8,235
C. Manly Molpus	2007	30,000	10,356	–	40,356	5/24/2007	8,235

(1)

These are not amounts actually paid to or received by the named directors. These are option related “compensation expenses” recognized by the Corporation under generally accepted accounting principles, computed in accordance with SFAS No. 123(R). See Note 2 (Summary of Significant Accounting Policies Stock Based Compensation) to the Company’s Financial Statements included in the 2007 Annual Report.

(2)

These are not amounts actually paid to or received by the named directors and are not the “compensation expenses” recognized by the Corporation under generally accepted accounting principles. These amounts are the full fair value on the grant date of the options awarded as computed in accordance with SFAS No. 123(R) without regard to vesting or service period, and accordingly are likely to be different than the option expense amounts reported in this table. See Note 2 (Summary of Significant Accounting Policies Stock Based Compensation) to the Company’s Financial Statements included in the 2007 Annual Report.

Discussion of Directors’ Compensation

The Compensation Committee administers the compensation plan for its outside Directors as well as the compensation for its executives. Each member of SGRP’s Board who is not otherwise an employee or officer of SGRP or any subsidiary or affiliate of SGRP (each, an “Eligible Director”) is eligible to receive the compensation contemplated under the Directors Compensation Plan (as defined below).

The Compensation Committee administers the compensation of directors pursuant to SGRP’s Director Compensation Plan for its outside Directors, as approved and amended by the Board (the “Directors Compensation Plan”), as well as the compensation for SGRP’s executives.

In November 2005, the Compensation Committee approved and recommended and the Board adopted a change in the Directors Compensation Plan to provide for the payment of Director compensation all in cash. Each member of SGRP’s Board who is not otherwise an employee or officer of SGRP or any subsidiary or affiliate of SGRP (each a “Non-Employee Director”) is eligible to receive director’s fees of $30,000 per annum (plus an additional $5,000 per annum for the Audit Committee Chairman), payable quarterly.

In addition, upon acceptance of the directorship, each Non-Employee Director receives options to purchase 10,000 shares of SGRP’s common stock, options to purchase 10,000 additional shares of SGRP’s common stock after one year of service and options to purchase 10,000 additional shares of SGRP’s common stock for each additional year of service thereafter granted by the Corporation at the regularly scheduled board meeting which coincides with the Annual Meeting. All options above have an exercise price equal to 100% of the fair market value of SGRP’s common stock at the date of grant.

All of those options to Non-Employee Directors have been granted under the 2000 Plan and will be granted under either the 2000 Plan or the 2008 Plan if approve by the stockholders at this annual meeting described below, under which each member of the Board is eligible to participate. Non-Employee Directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other Board activities.

COMPENSATION PLANS

Equity Compensation Plans

The following table contains a summary of the number of shares of Common Stock of SGRP to be issued upon the exercise of options, warrants and rights outstanding at December 31, 2007, the weighted-average exercise price of those outstanding options, warrants and rights, and the number of additional shares of Common Stock remaining available for future issuance under the plans as at December 31, 2007.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance of options, warrants and rights (#)

Equity compensation plans
approved by security holders	2,294,603	$1.26	378,044

Equity compensation plans
not approved by security holders	–	–	–

Total	2,294,603	$1.26	378,044

Audit and Compensation Committee Interlocks and Insider Participation

No member of the Board’s Audit Committee, Compensation Committee or Governance Committee was at any time during the year ended December 31, 2007, or at any other time an officer or employee of the Company. No executive officer of the Company or Board member serves as a member of the board of directors, audit, compensation or governance committee of any other entity that has one or more executive officers serving as a member of SGRP’s Board, Audit Committee, Compensation Committee or Governance Committee, except for the positions of Messrs. Brown and Bartels as directors and officers of the Company (including each of its subsidiaries) and as directors and officers of each of its affiliates, including SMS, SMSI and SIT (see — Transactions with Related Persons, Promoters and Certain Control Persons, above).

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The following is the Audit Committee’s report submitted to the Board.

Report

Management is responsible for the Company’s internal controls and the financial reporting process (as more fully described below). Rehmann Robson, P.C. (“Rehmann”), the principal independent auditing firm for the Company, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management of the Company and Rehmann the audited consolidated financial statements of the Company as of December 31, 2007, for each of the three years in the period ended December 31, 2007 (the “Audited Financial Statements”), as included in the Company’s Annual Report on Form 10-K for that period as filed with the Securities and Exchange Commission on March 31, 2008.

In addition, the Audit Committee has discussed with Rehmann the matters required by Codification of Statements on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received and reviewed the written disclosures and the letter from Rehmann required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Audit Committee has discussed Rehmann’s independence from the Company with Rehmann. The Audit Committee also discussed with management of the Company and the auditing firm such other matters and received such assurances from them, as the Audit Committee deemed appropriate.

Based on the foregoing review and discussions and a review of the report of Rehmann with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company’s Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

AUDIT COMMITTEE (for the period ended December 31, 2007)
Lorrence T. Kellar, its Chairman, and Robert O. Aders, Jerry B. Gilbert, C. Manly Molpus and Jack W. Partridge

MANAGEMENT’S REPORT ON FINANCIAL STATEMENTS

The management of the Company is responsible for the integrity and objectivity of the consolidated financial statements and other related financial information of the Company as of December 31, 2007, for each of the three years in the period ended December 31, 2007 (the “Audited Financial Statements”), as included in the Company’s Annual Report on Form 10-K for that period as filed with the Securities and Exchange Commission on March 31, 2008. These financial statements were prepared in accordance with U.S. generally accepted accounting principles, as appropriate under the circumstances and consistently applied. Some of the amounts included in the financial statements are necessarily based on management’s best estimates and judgment.

Controls and Procedures

The Company’s Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) as of the end of the period covering this report. Based on this evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

Changes in Internal Controls

There were no significant changes in the Company’s internal controls or in other factors that could significantly affect these controls during the twelve months covered by this report or from the end of the reporting period to the date of this Proxy Statement.

The Company has established a plan, document and tested its domestic internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002 and has developed a plan to document and test its internal controls as they pertain to its material international subsidiaries.

Company’s Financial Statements

The Audit Committee of the Board is responsible for reviewing and monitoring the Company’s financial statements and practices to ascertain that they are appropriate in the circumstances. The Audit Committee currently consists of five independent directors and has been at that level since August 2006. Prior to August 2006 the Audit Committee consisted of four independent directors. It meets at least four times a year with representatives of financial management and the independent accountants, both together and separately, to review and discuss audit and financial reporting matters. The independent accountants have direct access to the Audit Committee to review the results of their audit. In addition, at the regular meetings of the Board of Directors, management and the Board discuss, among other things, financial and related matters, as appropriate. See Audit Committee Report on page 30, above.

The Company’s consolidated financial statements have been audited by Rehmann Robson, P.C., independent accountants, as stated in their report. The Company’s principal independent accountants are appointed annually by the Audit Committee and confirmed by the Board. Their audit of the Company’s consolidated financial statements was made in accordance with generally accepted auditing standards, and such audit included a study and evaluation of the Company’s system of internal accounting controls they considered necessary to determine the nature, timing, and extent of the auditing procedures required for expressing an opinion on the Company’s financial statements.

Gary S. Raymond Chief Executive Officer and President	James R. Segreto Chief Financial Officer, Secretary and Treasurer

OTHER BUSINESS

SGRP is not aware of any other business to be presented at the 2008 Annual Meeting. All shares represented by SGRP proxies will be voted in favor of the proposals of SGRP described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, SGRP proxy holders will vote thereon according to their best judgment.

STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), c/o SPAR Group, Inc., 560 White Plains Road, Suite 210, Tarrytown, New York, 10591, and marked “Stockholder Communication”.

SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. A current copy of this policy is posted and available to stockholders and the public on the Company’s web site (www.SPARinc.com).

In addition, questions may be asked of any director at SGRP’s annual stockholders’ meeting. SGRP schedules its annual stockholders’ meeting on the same day as a regularly scheduled quarterly Board meeting, so all directors generally attend. All of SGRP’s directors attended its 2006 annual stockholders’ meeting. The Corporation believes its directors should attend all possible meetings of the Board and its committees and stockholders, but has not specified any required minimum attendance.

Submission of Stockholder Proposals and Director Nominations

For any business, nominee or proposal to be properly brought before an Annual Meeting by a stockholder (acting in his or her capacity as stockholder), the By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2009 annual meeting of stockholders of SGRP must notify SGRP by no later than December 10, 2008. Such stockholder’s notice shall be in the form and contain the substance required under the Restated By-Laws and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after December 10, 2008, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in SGRP’s proxy statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2009 Annual Meeting of stockholders.

The Restated By-Laws provide that a stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business, nominee or proposal desired to be brought before the Annual Meeting and the reasons for considering the same at the Annual Meeting, (ii) the name and address, as they appear on SGRP’s books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of SGRP’s stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder’s notice also must contain (A) the proposed nominee’s name and qualifications, including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements, and board memberships (if any), (B) the reason for such recommendation, (C) the number of shares of stock of SGRP that are beneficially owned by such nominee, (D) a description of any business or other relationship, whether current or at any time within the past three years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors, and (E) a description of any financial or other relationship, whether current or at any time within the past three years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

If it is determined by the Governance Committee or the presiding officer of the Annual Meeting that a stockholder proposal was not made in accordance with the terms of the Restated By-Laws or the applicable SEC Rules or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the Annual Meeting.

ANNUAL REPORTS

A COPY OF SGRP’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2007, IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT. THE ANNUAL REPORT INCLUDES A CONFORMED COPY OF SGRP’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

THE ANNUAL REPORT (INCLUDING FORM 10-K) IS NOT PART OF SGRP’S SOLICITING MATERIAL.

PROXIES AND SOLICITATION

The proxy accompanying this Proxy Statement is solicited on behalf of the SGRP’s Board of Directors. Proxies for the 2008 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) personally or by telephone. The Company will reimburse banks, brokers, custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

By Order of the Board of Directors
James R. Segreto
Tarrytown, New York April 28, 2008	Secretary, Treasurer and Chief Financial Officer

ANNEX A

2008 STOCK COMPENSATION PLAN

OF

SPAR GROUP, INC.

Effective as of May 29, 2008

Section 1.          Approval and Purposes of this Plan. This stock compensation plan (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this “Plan”) has been authorized, approved and established by action of the Board of Directors (the “Board”) of SPAR Group, Inc., a Delaware corporation (the “Corporation”), as authorized and approved on March 27, 2008, for submission to stockholders of the Corporation, and established and effective upon the approval hereof by the vote of the stockholders of the Corporation within one year of March 27, 2008, in accordance with applicable law and applicable requirements of any national securities exchange on which the Corporation’s stock is listed or quoted (“Exchange Rules”). This Plan shall not be effective, and no awards may be made under this Plan, unless and until such stockholder approval is obtained; and thus this Plan is considered adopted on and its “Effective Date” is, the date of such stockholder approval. This Plan is intended to provide an incentive to employees (including directors and officers who are employees), and to its directors, officers and consultants who are not employees, of the Corporation, or any of its Subsidiaries (as such term is defined in Section 18 hereof), and to offer an additional inducement in obtaining the services of such individuals. Without in any way limiting the foregoing, such consultants include each SPAR Affiliate (as defined in Section 18), and the employees of each SPAR Affiliate (including directors and officers who are employees) and the directors and officers of each SPAR Affiliate who are not its employees, and this Plan is intended to offer an additional inducement in obtaining the services of such individuals. This Plan provides for the grant of equity compensation awards (each an “award”) in the form of (a) “incentive stock options” within the meaning of Section 422 of the Code (as defined in Section 18) as described in Section 5 (“ISOs”), (b) nonqualified stock options that do not qualify as ISOs as described in Section 5 (“NQSOs”), (c) stock appreciation rights as described in Section 6 (“SARs”), (d) restricted stock as described in Section 7 (“Restricted Stock”), and (e) restricted stock units as described in Section 8 (“RSUs”). The Corporation makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code (as defined in Section 18). Each reference to a consultant in this Plan shall be deemed to include each of the consultant’s employees in the case of a consultant that is not a natural person.

Section 2.          Stock Subject to this Plan. (a) Subject to the provisions of Section 11, the aggregate number of shares of the Corporation’s Common Stock, par value $.01 per share (“Common Stock”), for which options, SARs, Restricted Stock and RSUs may be granted and outstanding under this Plan shall not at any time exceed (i) 5,600,000 shares, minus (ii) the sum at such time of (A) the cumulative aggregate number of shares of Common Stock covered by all options and SARs issued under this Plan, payable in Common Stock in connection with RSUs pursuant to this Plan or issued as Restricted Stock pursuant to this Plan, and (B) the aggregate number of shares of Common Stock covered by all options issued under the 1995 Plan or 2000 Plan (as such terms are defined in Section 18 hereof) and remaining outstanding on the Effective Date of this Plan, and plus (iii) the aggregate number of Voided Award Shares under this Plan, the 2000 Plan and the 1995 Plan. Such shares of Common Stock may, in the discretion of the Board, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Corporation. Subject to the provisions of Section 11 hereof, any shares of Common Stock subject to an option or SAR that for any reason expires, is canceled or is terminated unexercised or that ceases for any reason to be exercisable (other than through exercise) and any shares of Common Stock granted as Restricted Stock awards or reserved for issuance in satisfaction of RSU awards that cease to be outstanding by reason of forfeiture or cancellation of the award and related Common Stock shall again become available for the granting of awards under this Plan. The Corporation shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan. “Voided Award Shares” shall mean the aggregate number of shares of Common Stock covered by awards granted under this Plan, the 2000 Plan or the 1995 Plan, as applicable, that on or after the Effective Date of this Plan through the date of calculation become void, expire, are canceled, terminate unexercised, are forfeited or cease for any reason whatsoever to become exercisable other than through exercise in the case of options or SARs or through lapse of restrictions in the case of Restricted Stock awards and RSU awards.

(b)	No fractional shares of Common Stock shall be issued or purchased under this Plan.

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Section 3.          Administration of this Plan. (a) This Plan will be administered under the authority of the Compensation Committee of the Board of Directors of the Corporation as provided in its Charter or such other standing committee of the Corporation as the Board may from time to time designate to administer its plans generally or this Plan specifically (including the Compensation Committee or such successor committee, the “Compensation Committee”). The Compensation Committee or the Corporation (acting through the proper officer(s) of the Corporation) from time to time may appoint one or more officers, employees and independent contractors (including the Compensation Committee to the extent applicable, each an “Administrator”) to assist in the administration of this Plan and may delegate (in whole or in part) power and authority under this Plan to them to the maximum extent permitted by the Charter (as defined in Section 18), applicable law and applicable Exchange Rules. Notwithstanding the foregoing, so long as the Corporation has any class of its common equity securities registered or required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code, to comply with any rule of any exchange on which such securities may be registered or to comply with Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule (“Rule 16b-3”), any Compensation Committee appointed by the Board to administer this Plan shall be comprised of two or more directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3, and (ii) an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The delegation of power and authority to the Administrators hereunder shall be consistent with all applicable law (including, without limitation, applicable state law and Rule 16b-3) and any applicable Exchange Rules. Unless otherwise provided in the Charter or by applicable law, a majority of the members of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Compensation Committee.

(b)        The Compensation Committee shall have the power and authority (which it may delegate to the Administrators to the maximum extent permitted by this Plan, the Charter, applicable Exchange Rules and applicable law), in their sole discretion, to determine or approve (among other things), to the maximum extent permitted by this Plan, the Charter, applicable law and applicable Exchange Rules: (i) the persons who shall be granted awards under this Plan; (ii) when they shall receive awards and the applicable grant dates; (iii) whether an award granted to an employee shall be an ISO, a NQSO, a SAR, Restricted Stock and/or RSUs; (iv) the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each award; (v) the standard term of each award, including any provisions for early termination or forfeiture; (vi) the method or formula for determining (A) the date each option or SAR shall become exercisable or restrictions on Restricted Stock or RSUs shall lapse (i.e., the award will vest), including any provisions for early vesting, (B) whether an award shall be exercisable or vest in whole or in installments, and (C) if in installments, (1) the number of shares of Common Stock to be subject to each installment, (2) whether the installments shall be cumulative and (3) the date each installment shall become exercisable or vest and the term of each installment; (vii) whether to accelerate the date of exercise or vesting of any award or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the method or formula for determining the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the form of payment of the exercise price for any option; (x) the method or formula for determining (A) the exercise price of each option, (B) the Base Value (as defined in Section 6(e))of each SAR, and (C) the Fair Market Value (as defined in Section 18) of a share of Common Stock for all purposes of this Plan; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any award granted under this Plan, the shares of Common Stock acquired upon the exercise of an option or SAR or vesting and settlement of Restricted Stock or RSUs and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise or vesting of all or any portion of an award to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Section 10 hereof (the “Contract”), including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with any SPAR Company (as such term is defined in Section 18 hereof), (B) financial objectives for the Corporation, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the awardee with any SPAR Company, and in each case to determine whether such restrictions or contingencies have been met; (xiii) the method or formula for determining the amount, if any, necessary to satisfy the obligation of the Corporation, any of its Subsidiaries or any Parent to withhold taxes or other amounts; (xiv) whether an awardee Retires or has a Disability (as such terms are defined in Section 18); (xv) whether to cancel or modify an award either with or without the consent of the awardee or as provided in the Contract, provided, however, that any modified provision is permitted to be included in an award granted under this Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date

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of such modification under the terms of this Plan; and (xvi) how to construe the respective Contracts and this Plan; (xvii) the policies, rules and regulations relating to this Plan and how and when to prescribe, amend and rescind the same.

(c)        The Compensation Committee shall have exclusive power and authority respecting (i) any provision of this Plan or any award granted under this Plan, or any amendment to either, that under Rule 16b-3 or Section 162(m) of the Code requires the approval of the Board, a committee of non-employee directors or the stockholders, in order (A) to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or (B) to preserve any deduction under Section 162(m) of the Code, and (ii) any other determination necessary or advisable for administering this Plan to the extent such determination must be made by the Compensation Committee under applicable law, any applicable Exchange Rules or the Charter.

(d)        Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract on the books and records of the Corporation with respect thereto shall be determined unilaterally by the Administrators in their sole and absolute discretion. The Administrators may in their discretion refer, or shall refer to the extent required by this Plan, the Charter, applicable law or applicable Exchange Rules, any such matter to the Compensation Committee for its determination, which determination shall be final, conclusive and binding on all parties. In all other cases, the determinations of the Administrators on such matters shall be final, conclusive and binding on all parties.

(e)        No present or former Administrator or employee of the Corporation or any of its Subsidiaries or Affiliates shall be liable for any action, inaction or determination made in good faith, and no present or former member of the Compensation Committee shall be liable for any action, inaction or determination made, with respect to this Plan, any award granted, exercisable, exercised, vested, settled, surrendered or expired hereunder or any bookkeeping entry made in connection therewith.

(f)        The Corporation shall maintain a separate permanent record of its actions with respect to the Plan, which shall be available for inspection by appropriate parties as may be required by applicable law. Such records shall include (without limitation) a separate account for each awardee reflecting all awards granted, exercisable, exercised, vested, settled, surrendered, forfeited, cancelled or expired and other actions taken with respect thereto. The Corporation’s books and records shall be conclusive as to the existence, amounts and terms of all awards absent manifest error.

Section 4.          Eligibility. The Administrators may from time to time, consistent with the purposes of this Plan, grant awards to such directors (whether or not an employee), officers (whether or not an employee), or employees of the Corporation or any of its Subsidiaries or any consultant thereto and to such employees of any SPAR Affiliate or any consultant thereto as the Administrators may determine in their sole discretion. Such awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an award, any class of common stock of the Corporation (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to awards that may be granted to any employee during any calendar year under this Plan shall be 1,000,000 shares; and provided, further, that if an award of Restricted Stock or RSUs to an employee is intended to be performance-based compensation for purposes of Section 162(m) of the Code, the maximum number of shares subject to awards constituting Restricted Stock or RSUs that may be granted to such employee during the calendar year in which such award is made under this Plan shall be 1,000,000 shares.

Section 5.          Options. (a) Grant of Options. The Administrators may grant awards of options, whether ISOs and/or NQSOs, to acquire shares of Common Stock as provided in this Section. Each award of options granted pursuant to this Plan shall be made on such terms and conditions as are not inconsistent with this Plan and as are established by the Administrators, in their sole discretion, at or before the time such award is granted; provided, however, that the aggregate Fair Market Value (as defined in Section 18) determined at the time the award is granted of the shares of Common Stock for which any eligible employee may be granted ISOs under this Plan or any other plan of the Corporation, or of a Parent or a Subsidiary of the Corporation, that are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted or as otherwise may be required by Section 422 of the Code. Any option (or portion thereof) granted in excess of such ISO limitation amount or that for any reason is not or ceases to be treated as an ISO for Code purposes shall be treated as a NQSO to the extent of such excess or all or any portion thereby not treated as an ISO.

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(b)        Exercise Price of Options. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that (i) except as provided below, the exercise price of an option shall not be less than the Fair Market Value (as defined in Section 18) of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such ISO on the date of grant; and (iii) the Administrators must first obtain the approval of the Board to grant a NQSO with an exercise price that is less than the Fair Market Value of the shares on the date of the granting of the NQSO; provided, however, that with respect to any NQSO granted to a “covered employee” (as such term is defined in Section 162(m) of the Code), the exercise price of the shares of Common Stock underlying such NQSO shall not be less than the Fair Market Value of such shares on the date of granting of such NQSO.

(c)        Term of Options. Each option granted pursuant to this Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to this Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not an NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

(d)	Exercise of Options.

(i)        An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Corporation at its principal office (A) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (B) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (I) in cash and/or by certified check, (II) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate Fair Market Value (as defined in Section 18) on the date of exercise, equal to the aggregate exercise price of all options being exercised, (III) with a concurrent sale of option shares to the extent permitted by clause (ii) of this Section 5(d), or (IV) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Corporation to incur a charge against its earnings for financial accounting purposes. The Corporation shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

(ii)        The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee’s irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

(iii)      An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Corporation’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

(e)	Handling Options on Termination of Relationship; Retirement.

(i)        Except as may otherwise be expressly provided in the applicable Contract or optionee’s written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Corporation, its Parent, any of its Subsidiaries and, in the case of employees of or consultants to a

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SPAR Affiliate, with any Affiliate or other consultant of the Corporation has terminated for any reason (other than the optionee’s Retirement, death or Disability) may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 18), such option shall terminate immediately.

(ii)        For the purposes of this Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Corporation if, at the time of the determination, the individual was an officer or employee of the Corporation, its Parent, any of its Subsidiaries or any of its consultants (including any of its Affiliates). As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to re-employment with the Corporation, any of its Subsidiaries, Parent or Affiliate or other consultant, as the case may be is guaranteed either by statute or by contract or the Corporation, its Parent, any of its Subsidiaries or Affiliate or other consultant, as the case may be, has consented in writing to longer absence. If the period of leave exceeds ninety (90) days and the individual’s right to re-employment is not guaranteed by statute, contract or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

(iii)      Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Corporation has terminated for any reason (other than the optionee’s Retirement, death or Disability) may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Corporation or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee’s directorship is terminated for Cause, such option shall terminate immediately.

(iv)       If any optionee Retires, the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee (A) in the case of an ISO, within three (3) months after Retirement, but not beyond the remaining term of the option, or (B) in the case of any other option, at any time within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

(v)       No option shall be subject to early expiration or termination as provided in clause (i), (ii) or (iii) of Section 5(e) of this Plan due to the Retirement, death or Disability of the original optionee, subject, however, to all the other provisions of this Plan, including (without limitation) any such other provision for early termination that may become applicable.

(vi)       Nothing in this Plan or in any option granted under this Plan shall confer on any person any right to continue in the employ of or as a director of or consultant to the Corporation, its Parent, any of its Subsidiaries or any of their respective Affiliates, or as a director of the Corporation, or interfere in any way with any right of the Corporation, its Parent, any of its Subsidiaries or any of their respective Affiliates to terminate such relationship at any time for any reason whatsoever without liability to the Corporation, its Parent, any of its Subsidiaries or any of their respective Affiliates.

(f)	Death or Disability of an Optionee.

(i)        Except to the extent more favorable treatment may otherwise be expressly accorded to the optionee in the applicable Contract or optionee’s written employment or consulting or termination contract, if an optionee dies (A) while the optionee is a director (whether or not an employee), officer (whether or not an employee), or employee of the Corporation, its Parent or any of its Subsidiaries or any consultant thereto or while an employee of or consultant to a SPAR Affiliate, (B) at any time following the original optionee’s Retirement from such relationship or termination of such relationship by reason of the optionee’s Disability, or (C) within three (3) months after any other termination of such relationship (unless such other termination was for Cause or without the consent of the Corporation), the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee’s Legal Representative (as such term is defined in Section 18) at any time (I) in the case of an

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ISO, within one year after death, but not beyond the remaining term of the option, or (II) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

(ii)        Except to the extent more favorable treatment may otherwise be expressly accorded to the optionee in the applicable Contract or optionee’s written employment or consulting or termination contract, in the event of the termination due to Disability of an optionee’s status as a director (whether or not an employee), officer (whether or not an employee), or employee of the Corporation or any of its Subsidiaries or any consultant thereto or as an employee of or consultant to a SPAR Affiliate, the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee, or by the optionee’s Legal Representative, at any time (A) in the case of an ISO, within one year after Disability, but not beyond the remaining term of the option, or (B) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

Section 6.          Stock Appreciation Rights. (a) Grant of SARs. The Administrators may grant awards of SARs as provided in this Section. Each award of SARs granted pursuant to this Plan shall be made on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such award is granted.

(b)        SAR Terms. The Contract for each SAR award shall specify the Base Value (as defined in Section 6(e)), the duration of the SAR, the number of shares of Common Stock to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of Retirement (as defined in Section 18), death, Disability (as defined in Section 18) or other termination of employment or termination of a consulting or other relationship, and such other provisions as the Administrators shall determine consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrators shall determine, which need not be the same for all awardees.

(c)        Exercise of SARs. SARs may be exercised with respect to all or part of the shares of Common Stock upon whatever terms and conditions the Administrators, in their sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Corporation of a notice of exercise in the form prescribed by the Administrators.

(d)        Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the date of grant. A SAR may be exercised only when the Fair Market Value (as defined in Section 18) of a share of Common Stock exceeds the Base Value (as defined in Section 6(e)).

(e)	Payment upon Exercise of SARs.

(i)        Subject to the provisions of the Contract, upon the exercise of a SAR, the awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount (the “SAR Value”) equal to the product of multiplying (A) the number of shares of Common Stock with respect to which the SAR is exercised by (B) an amount equal to the excess of (I) the Fair Market Value (as defined in Section 18) per share on the date of exercise of the SAR over (II) the “Base Value” of the SAR designated in the Contract (which “Base Value” shall be the Fair Market Value per share on the date of grant or any amount greater than such Fair Market Value stated as the Base Value in the Contract).

(ii)        Payment of the SAR Value to the awardee shall be made (A) in shares of Common Stock, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise, (B) in cash or (C) in a combination thereof as determined by the Administrators, either at the time of the award or, unless otherwise provided in the applicable Contract, thereafter, and as provided in the Contract.

(iii)      To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Contract, the Administrators shall have the sole discretion to consent to or disapprove the election of any awardee to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Administrators, the Administrators may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent

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may be given in whole or as to a portion of the SAR surrendered by the awardee. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for shares of Common Stock, or, if so specified in the notice of exercise, not to have been exercised to the extent the election to receive cash is disapproved.

(iv)       As an alternative to the foregoing, if the Administrators determine to issue SARs that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Administrators may provide in the Contract for a deferred payment, issuance and/or delivery of the cash to be paid or shares of Common Stock to be issued in connection with the SAR exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to shares of Common Stock that would otherwise have been issued and received by the awardee in connection with the exercise shall be paid to the awardee currently as and when payable to stockholders of the Corporation or, if provided in the applicable Contract, deferred until the underlying deferred shares of Common Stock are issued and delivered. Any cash payment, dividends or other distributions that are deferred shall be credited with interest at a reasonable rate as determined by the Administrators from time to time.

(f)        Restrictions on Stock Transferability. The Administrators may impose such restrictions on any shares of Common Stock delivered to an awardee on exercise of a SAR as they may deem advisable in their sole and absolute discretion, including, without limitation, restricting transferability and/or designating such shares as Restricted Stock or stock subject to further service, performance, consulting or noncompetition period after settlement. Each certificate representing such shares of Common Stock shall bear a legend referencing such restrictions, which legend may be the same as the legend placed on certificates pursuant to Section 7(d).

(g)        Applicability of Section 5(e) and (f). Unless otherwise provided in the Contract, the provisions of Sections 5(e) and (f) shall apply to SARs as though the SARs were options (other than ISOs).

Section 7.          Restricted Stock. (a) Grant of Restricted Stock. The Administrators may grant awards of shares of Common Stock that are restricted as provided in this Section (referred to as “Restricted Stock” while so restricted). Each award of Restricted Stock granted pursuant to this Plan shall be made on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such award is granted. Unless otherwise provided in the applicable Contract, an awardee receiving a Restricted Stock award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Administrators, shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Administrators, custody of shares of Restricted Stock in certificated form shall be retained by the Corporation or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators until the termination of the Period of Restriction (as defined in Section 18) pertaining thereto.

(b)        Restrictions. Each Restricted Stock award shall specify the Period of Restriction, the number of shares of Restricted Stock in the award, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Administrators shall determine. If a Restricted Stock award is intended to be a performance-based compensation award, the terms and conditions of the award, including the Performance Goal(s) (as defined in Section 18) and Period of Restriction and, if different, performance period, shall be set forth in the Contract or in a subplan of this Plan, which is incorporated by reference into the Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under this Plan.

(c)        Other or Additional Restrictions. The Administrators may also impose restrictions in the form a right of first refusal running to the Corporation, a buyback right by the Corporation or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered pursuant to this Plan in connection with awards of Restricted Stock may be subject to a buyback right by the Corporation in the amount of, or based on, a specific or formula price therefor or otherwise in the event the awardee does not complete a specified service, consulting or noncompetition period after issuance or delivery of the shares to the awardee.

(d)        Certificate Legend. In addition to any legends placed on certificates in connection with securities laws, each certificate representing shares of Restricted Stock awarded pursuant to this Plan shall bear the following legend:

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“The sale, transfer, pledge, hypothecation or other disposition of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2008 Stock Compensation Plan of SPAR Group, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Agreement. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Agreement may be obtained from the Secretary of SPAR Group, Inc.”

(e)        Removal of Restrictions. Except as otherwise provided in this Section 7 or elsewhere in this Plan, shares of Restricted Stock awarded under this Plan shall become freely transferable by the awardee immediately after the last day of the Period of Restriction and, where applicable, immediately after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Administrators. Once the shares are released from the restrictions, the legend required by Section 7(d) herein shall be removed and, unless and until the awardee requests in writing, or the Administrators direct, issuance and delivery in certificated form, the released shares of Common Stock may remain in book entry or electronic form or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators.

(f)        Voting Rights. Unless otherwise provided in the Contract, during the Period of Restriction, awardees to whom shares of Restricted Stock hereunder may exercise voting rights with respect to those shares.

(g)        Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property other than shares of Common Stock until the shares to which the dividends and other distributions relate vest), during the Period of Restriction, awardees entitled to or holding shares of Restricted Stock hereunder shall be entitled to receive all dividends and other distributions made in cash or property other than shares of Common Stock with respect to those shares of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the shares of Restricted Stock with respect to which they were distributed.

(h)        Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the shares of Restricted Stock that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Corporation. Notwithstanding the foregoing, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the award on such basis as they deem appropriate.

(i)        Termination of Employment or Service. Unless otherwise provided in the Contract pertaining to a Restricted Stock award, in the event that an awardee’s employment or service with the Corporation, its Parent, any of its Subsidiaries and, in the case of an employee of or consultant to a SPAR Affiliate, with any Affiliate or other consultant of the Corporation has terminated for any reason, then the unvested portion of a Restricted Stock award shall automatically be forfeited to the Corporation. The Administrators may provide in a Contract made pursuant to this Plan for vesting of Restricted Stock awards in connection with the termination of an awardee’s employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability (as defined in Section 18), Retirement (as defined in Section 18), or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

Section 8.          RSUs. (a) Grant of RSUs. The Administrators, at any time and from time to time, may grant RSUs under this Plan (with one RSU representing the right to one share of Common Stock) on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such award is granted. Unless otherwise provided in the applicable Contract, an awardee receiving a RSU award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services.

(b)        Restrictions. The Contract for each RSU award shall specify the Period of Restriction, the number of RSUs granted, the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions), the payment terms and such other provisions as the Administrators shall determine. If a RSU award is intended to be a performance-based compensation award, the terms and conditions of such award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set

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forth in a Contract or in a subplan of this Plan, which is incorporated by reference into a Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under this Plan.

(c)        Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the RSUs to which they are attributable, of dividends and other distributions made in cash or property other than shares of Common Stock), during the Period of Restriction, awardees holding RSUs shall have no rights to dividends and other distributions made in cash or property other than shares of Common Stock that would have been paid with respect to the shares represented by those RSUs if such shares were outstanding. Awardees holding RSUs shall have no right to vote the shares of Common Stock represented by such RSUs until such shares are actually issued in settlement of such RSUs. Unless otherwise provided in the Contract, if any deemed dividends or other distributions would be paid in shares of Common Stock, such shares shall be considered to increase the awardee’s RSUs with respect to which they were declared based on one share equaling one RSU. In addition, unless otherwise provided in the Contract, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional RSUs based on the Fair Market Value (as defined in Section 18) of a share on the date of payment or distribution of the deemed dividend or distribution.

(d)        Payment after Lapse of Restrictions. Subject to the provisions of the Contract, upon the lapse of restrictions with respect to a RSU, the awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares of Common Stock with respect to which the restrictions lapse by (ii) the Fair Market Value (as defined in Section 18) per share on the date the restrictions lapse (such amount, the “RSU Value”). The Contract may provide for payment of the RSU Value at the time of vesting or, on an elective or non elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Contract) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in shares of Common Stock) set out in the Contract (the “adjusted RSU Value”). The Administrators are expressly authorized to grant RSUs that are “nonqualified deferred compensation” covered by Section 409A of the Code, as well as RSUs that are not such nonqualified deferred compensation. Payment of the RSU Value or adjusted RSU Value to the awardee shall be made in cash or shares of Common Stock, or a combination thereof, as provided in the Contract, valued at the Fair Market Value (as defined in Section 18) on the date or dates the restrictions on the award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non elective delayed payment. Any payment in shares of Common Stock shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the awardee so requests in writing or the Administrators so direct.

(e)        Restrictions on Stock Transferability. The Administrators may impose such restrictions on any shares of Common Stock delivered to an awardee in settlement of a RSU as they may deem advisable in their sole and absolute discretion, including, without limitation, a right of first refusal running to the Corporation, a buyback right by the Corporation or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered on the settlement of a RSU may be designated as Restricted Stock and/or may be subject to a buyback right by the Corporation in the amount of, or based on, a specific or formula price therefor or otherwise in the event the awardee does not complete a specified service, consulting or noncompetition period after settlement.

(f)        Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the RSUs that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Corporation. Notwithstanding the foregoing, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the award on such basis as they deem appropriate.

(g)        Termination of Employment or Service. Unless otherwise provided in the Contract pertaining to a RSU award, in the event that an awardee’s employment or service with the Corporation, its Parent, any of its Subsidiaries and, in the case of an employee of or consultant to a SPAR Affiliate, with any Affiliate or other consultant of the Corporation has terminated for any reason, then the unvested portion of a RSU award shall automatically be forfeited to the Corporation. The Administrators may provide in a Contract made pursuant to this Plan for vesting of RSU awards in connection with the termination of an awardee’s employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability (as defined in Section 18), Retirement (as defined in

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Section 18), or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

Section 9.          Compliance with Securities Laws. (a) It is a condition to the exercise of any option or SAR, the issuance of any share of Common Stock and the vesting of any award granted under this Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued in connection therewith shall be effective and current at the time of exercise or issuance, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock thereupon. Nothing herein shall be construed as requiring the Corporation to register shares subject to any award under the Securities Act or to keep any Registration Statement effective or current.

(b)        The Administrators may require, in their sole discretion, as a condition to the grant, issuance of shares of Common Stock pursuant to or exercise of an award, that the awardee execute and deliver to the Corporation such awardee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued are being acquired by the awardee for the awardee’s own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such awardee will be made only pursuant to (A) a Registration Statement under the Securities Act that is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the awardee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Corporation with a favorable written opinion of counsel satisfactory to the Corporation, in form, substance and scope satisfactory to the Corporation, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

(c)        In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such award on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an award or the issuance of shares of Common Stock thereunder, such award may not be granted, exercised or settled in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

Section 10.        Award Contracts. Each award shall be evidenced by an appropriate Contract duly executed by the Corporation and the awardee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each award and Contract need not be identical.

Section 11.        Adjustments upon Changes in Common Stock. (a) Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like that results in a change in the number or kind of shares of Common Stock that were outstanding immediately prior to such event, the aggregate number and kind of shares subject to this Plan, the aggregate number and kind of shares subject to each outstanding option or SAR and the exercise price thereof, the number of outstanding shares of Restricted Stock, the number of outstanding RSUs and the maximum number of shares subject to awards that may be granted to any employee in any calendar year, shall be appropriately adjusted to preserve the inherent economic value of the award by the Board, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to the award without payment therefor and for the rounding up to the next whole cent in the case of exercise prices. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment (i) would cause this Plan to fail to comply with Section 409A or 422 of the Code or with Rule 16b-3 (if applicable to such award), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)        Except as provided below but subject to compliance with Section 409A of the Code (if applicable), unless the Administrators shall, in their sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Corporation, (ii) any reorganization, merger or consolidation in which the Corporation does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Corporation does survive and any of the Corporation’s stockholders have the opportunity to

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receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Corporation, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Corporation’s then outstanding shares of Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control) (each of the events described in clauses (i), (ii), (iii) and (iv) are referred to herein individually as an “Extraordinary Event”), this Plan and each outstanding option or SAR shall terminate, each outstanding share of Restricted Stock shall be deemed vested and each outstanding RSU shall be deemed vested and settled. In such event each awardee shall have the right to exercise, in whole or in part, any unexpired option or options or SAR or SARs issued to the awardee, to the extent that said option or SAR is then vested and exercisable pursuant to the provisions of said option or options or SAR or SARs and this Plan within fifteen (15) Business Days of the Corporation’s giving of written notice to the awardee of such Extraordinary Event.

(c)        Except as otherwise expressly provided in this Plan, the applicable Contract or the awardee’s written employment or consulting or termination contract, the termination of employment of, or the termination of a consulting or other relationship with, an awardee for any reason shall not, unless the Administrators decide otherwise, accelerate or otherwise affect the number of shares with respect to which an award may be exercised, vested or settled; provided, however, that an option or SAR may only be exercised with respect to that number of shares that could have been purchased under the option or SAR had the option or SAR been exercised by the awardee on the date of such termination.

(d)        Notwithstanding anything to the contrary contained in this Plan, or any provision to the contrary contained in a particular Contract, the Administrators, in their sole discretion, at any time, or from time to time, may elect to accelerate the exercisability or vesting or all or any portion of any award then outstanding. The decision by the Administrators to accelerate an award or to decline to accelerate an award shall be final, conclusive and binding. In the event of the acceleration of the exercisability of options or SARs as the result of a decision by the Administrators pursuant to this Section 11, each outstanding option or SAR so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Administrators may determine in their sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an option or SAR after the stated period) may not adversely affect the rights of any awardee without the consent of the awardee so adversely affected. Any outstanding option or SAR that has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

Section 12.        Amendments and Termination of this Plan. No award may be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date of this Plan unless an extension of the term of this Plan is approved by stockholders of the Corporation if and as required pursuant to Section 27. The Board, without further approval of the Corporation’s stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including (without limitation) in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, that would (a) except as contemplated in Section 11, increase the maximum number of shares of Common Stock for which awards may be granted under this Plan or change the maximum number of shares for which awards may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals to whom awards may be granted hereunder, or (c) make any change for which stockholder approval is required under this Plan, the Code, any other applicable law, any applicable Exchange Rules or the Charter. No termination, suspension or amendment of this Plan shall adversely affect the rights of an awardee under any award granted under this Plan without such awardee’s consent. The power of the Administrators to construe and administer any award granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

Section 13.        Non-Transferability. (a) Except as otherwise provided below or in the applicable Contract, no award granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and options or SARs may be exercised, during the lifetime of the awardee, only by the awardee or the awardee’s Legal Representatives.  Except to the extent provided below or in the applicable Contract, awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be

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subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect, unless and to the extent the Board, in the case of awards other than ISOs, has given its express written consent to any pledge or hypothecation to (and subsequent disposition by) a financial institution, which awards shall continue to be subject to the terms and provisions of this Plan and the applicable Contract and may be subject to such additional limits, conditions and provisions as the Board may require in its sole and absolute discretion as a condition of such consent.

(b)        The Administrators may, in their discretion, authorize all or a portion of any award other than an ISO granted to an awardee to be on terms that permit transfer by such awardee to (i) the spouse, children or grandchildren of the awardee (“Immediate Family Members”), including (without limitation) adopted children and grandchildren, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer (other than natural love and affection, the beneficial or equity interests therein received in connection with any such transfer to a trust or partnership, or the legal consideration for such a transfer to be enforceable), and (B) the Contract pursuant to which such awards are granted must (1) be specifically approved by the Administrators and (2) expressly provide for transferability in a manner consistent with this Section 13.

(c)        Following any permitted transfer, any such awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes hereof reference to “awardee” shall be deemed to refer to the transferee. The provisions hereof respecting the effect of Retirement or other termination of employment or service and respecting the effect of death or Disability shall continue to be applied with respect to the original awardee, following which an award of shall be exercisable, where applicable, by the transferee only to the extent, and for the periods specified in the Contract. Any permitted transferee shall be required prior to any transfer of an award or shares of Common Stock acquired pursuant to the exercise or settlement of an award to execute a written undertaking to be bound by the provisions of this Plan and the applicable Contract.

Section 14.        Withholding Taxes. The Corporation, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise or settlement of an award or a combination of cash and shares, having an aggregate Fair Market Value (as defined in Section 18) equal to the amount that the Administrators determine is necessary to satisfy the obligation of the Corporation, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise, vesting, settlement or disposition of an award or the disposition of the underlying shares of Common Stock. Alternatively, the Corporation may require the awardee to pay to the Corporation such amount, in cash, promptly upon demand.

Section 15.        Legends; Payment of Expenses. (a) The Corporation may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise, granting or settlement of an award under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Corporation and the awardee with respect to such shares of Common Stock, or (iii) permit the Corporation to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

(b)        The Corporation shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise, granting or settlement of an award granted under this Plan, as well as all fees and expenses incurred by the Corporation in connection with such issuance.

Section 16.        Use of Proceeds. Except to the extent required by law, the Corporation’s Certificate of Incorporation, or the Corporation’s By-laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Corporation and used for such corporate purposes as the Board may determine, in its sole discretion.

Section 17.        Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board may, without further approval by the stockholders, substitute new awards for prior awards of the same type as is permitted under this Plan of a Constituent Corporation (as such term is

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defined in Section 18) or assume the prior awards of the same type as is permitted under this Plan of such Constituent Corporation.

Section 18.	Certain Definitions.

(a)        “1995 Plan” shall mean the Amended and Restated 1995 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(b)        “2000 Plan” shall mean the 2000 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(c)        “Affiliate” shall mean with respect to the Corporation, any other corporation or other entity (other than a Parent or a Subsidiary), who directly or indirectly, is in control of, is controlled by or is under common control with the Corporation. For the purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”) as used with respect to any corporation or other entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of capital stock, by contract or otherwise. For purposes of determining whether any award is subject to Section 409A of the Code, the term “Affiliate” shall have the meaning assigned to it in Sections 414(b) or (c) of the Code, as applicable, provided, however, that in applying such provisions, the phrase “at least 50 percent” (or such lower percentage as may be permitted under Section 409A of the Code under the circumstances) shall be used instead of “at least 80 percent” in each place therein that phrase appears for purposes of determining trades or businesses (whether or not incorporated) that are under common control.

(d)        “Business Day” shall mean any day other than (i) any Saturday or Sunday or (ii) any day the Securities and Exchange Commission is closed.

(e)        “Cause” shall mean, in connection with the termination of an awardee, (i) “cause”, as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services or termination agreement between such awardee and any SPAR Company, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Corporation and such awardee pursuant to Section 10, or (iii) in the absence of both of the foregoing, (A) indictment of such awardee for any illegal conduct, (B) failure of such awardee to adequately perform any of the awardee’s duties and responsibilities in any capacity held with any SPAR Company (other than any such failure resulting solely from such awardee’s physical or mental incapacity), (C) the commission of any act or failure to act by such awardee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to any SPAR Company or any other Affiliate of the Corporation (or its or their respective employees), whether financially or otherwise, (D) any violation by such awardee of any rule or policy of any SPAR Company applicable to the awardee, or (E) any violation by such awardee of the requirements of such Contract, this Plan or any other contract or agreement between such awardee and any SPAR Company; in each case, with respect to clauses (A) through (E), as determined by the Board in their sole and absolute discretion.

(f)        “Charter” shall mean, as and to the extent applicable, the By-Laws of the Corporation, as amended, the charter of the Compensation Committee or other committee comprising the Compensation Committee, as amended, and all resolutions of the Board, Compensation Committee or such other committee having continuing effect.

(g)        “Code” shall mean the Internal Revenue Code of 1986, as amended, and any and all rules and regulations promulgated thereunder.

(h)        “Constituent Corporation” shall mean any corporation that engages with the Corporation, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option or SAR assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(i)	“DEGCL” shall mean the General Corporation Law of the State of Delaware, as amended.
(j)	“DEUCC” shall mean Article 8 of the Uniform Commercial Code of the State of Delaware, as amended.

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(k)        “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(l)        “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any and all rules and regulations promulgated thereunder.

(m)       “Fair Market Value” shall mean the fair market value of a share of Common Stock on any day that shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; or (ii) if the principal market for the Common Stock is not a national securities exchange, the average of the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i) and (ii) of this subsection are all inapplicable because the Corporation’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the U.S. Treasury Department relating to stock options or stock.

(n)        “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated awardee with respect to an award granted under this Plan.

(o)	“Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code.

(p)        “Performance Goal” shall mean one or more performance measures or goals set by the Administrators in their sole and absolute discretion for each grant of a performance-based compensation award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation award that an awardee is entitled to exercise, receive, or retain. Performance Goals may be particular to an awardee; may relate to the performance of a Subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs him or her; or may be based on the performance of the Corporation generally. Performance Goals may be based on Common Stock value or increases therein; earnings per share or earnings per share growth; net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization); operating profit; operating cash flow; operating or other expenses; operating efficiency; return on equity, assets, capital, or investment; sales or revenues or growth thereof; working capital targets or cost control measures; regulatory compliance; gross, operating, or other margins; credit ratings; productivity; customer satisfaction; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; quality measures; and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management, or completion of critical projects or processes or other measurement determined by the Administrators. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index; a group of other companies comparably, similarly, or otherwise situated; or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided herein or in the applicable Contract, in accordance with generally accepted accounting principles applied in the United States of America. The Administrators, in their sole and absolute discretion and at any time but subject to any limitations under Section 162(m) of the Code in the case of an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may adjust any Performance Goal and any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year. In addition, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators, in their sole and absolute discretion and at any time, may adjust any Performance Goal and any evaluation of performance

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under a Performance Goal on such basis and for such reason as it may determine. Prior to the payment of any compensation under an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators shall determine and certify the extent to which any Performance Goal and any other material terms under such award have been satisfied (other than in cases where such relate solely to the increase in the value of Common Stock).

(q)        “Period of Restriction” shall mean the period during which Restricted Stock or RSUs are restricted, pursuant to Section 7 or 8 herein.

(r)        “Retires” and “Retirement” shall mean the voluntary termination by an awardee of such person’s status as a director (whether or not an employee), officer (whether or not an employee), or employee of the Corporation, its Parent or any of its Subsidiaries or any consultant thereto or as an employee of or consultant to a SPAR Affiliate, in each case so long as: (i) such person shall be at least 65 years of age or such younger age as (A) may be specifically provided for retirement in the applicable Contract or awardee’s written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases; and (ii) such person shall not be employed full time by anyone else except as (A) may be otherwise specifically permitted following retirement in the applicable Contract or awardee’s written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases.

(s)        “SPAR Affiliate” and “SPAR Affiliates” shall respectively mean any one or more of SPAR Marketing Services, Inc., SPAR Management Services, Inc., SPAR InfoTech, Inc., and any other Affiliate of any of them or of the Corporation, including (without limitation) any Affiliated corporation or other entity directly or indirectly under the control of one or more of Robert G. Brown, William H. Bartels, their respective families, and trusts under which either of them is a trustee or beneficiary.

(t)        “SPAR Company” and “SPAR Companies” shall respectively mean any one or more of the Corporation, its Subsidiaries, its Parent (if any) and the SPAR Affiliates.

(u)	“Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

Section 19.        Indemnification. (a) To the maximum extent permitted by law, the Corporation shall indemnify each Administrator and every other member of the Board, as well as any other employee of the Corporation, any Subsidiary or any SPAR Affiliate, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination by the individual under this Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under this Plan; or (ii) the individual fails to assist the Corporation in defending against any such claim.

(b)        Notwithstanding the above, the Corporation shall have the right to select counsel and to control the prosecution or defense of the suit.

(c)        Furthermore, the Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

Section 20.        Nonqualified Deferred Compensation. (a) The Corporation generally intends that each option and each award of Restricted Stock granted under this Plan not constitute “nonqualified deferred compensation” within the meaning of and subject to Section 409A of the Code. To the extent that the Administrators determine that any provision of this Plan or any option or Contract relating to an option or Restricted Stock provides for any such nonqualified deferred compensation (in whole or in part), the Administrators at any time may amend this Plan and/or amend, restructure, terminate or replace any Contract to either comply with Section 409A of the Code and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in this Plan or any applicable Contract to the contrary.

(b)        Notwithstanding the foregoing, it is intended that SARs and RSUs may be awarded that are considered to be “nonqualified deferred compensation” subject to Section 409A of the Code, and it is intended that such awards shall

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be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Administrators are authorized to amend any Contract and to amend or declare void any election by an awardee as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

(c)        Notwithstanding any other provision of this Plan, the Corporation shall not be liable to any awardee if any payment or benefit that is to be provided pursuant to this Plan and that is considered “nonqualified deferred compensation” subject to Section 409A of the Code fails to comply with, or be exempt from, the requirements of Section 409A of the Code.

Section 21.        No Employment Contract or other Additional Rights. Neither this Plan nor the granting of any award or Contract hereunder shall, and none of them shall be deemed or construed to, in any way: (a) constitute an employment contract between any director, officer, employee or contractor and any SPAR Company; (b) be consideration or inducement for the employment of any director, officer, employee or contractor by any SPAR Company; (c) create any specific employment term or period for any director, officer, employee or contractor of any SPAR Company; (d) give any director, officer, employee or contractor of any SPAR Company the right to be retained in the service of any SPAR Company; (e) interfere with the right of any SPAR Company to terminate any director, officer, employee or contractor at any time, with or without cause, regardless of the effect that such termination will or may have upon such individual as an awardee under this Plan; (f) otherwise affect the “at will” or other employment status of any director, officer, employee or contractor of any SPAR Company; (g) affect or restrict the power or authority of any SPAR Company to undertake any corporate or other action otherwise permitted under applicable law; (h) except as may be expressly provided in this Plan or the applicable Contract, give any rights as a stockholder with respect to shares covered by any award until such time (if ever) as the awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation’s transfer agent; or (i) except as may be expressly provided in this Plan or the applicable Contract, provide any right to any adjustment for cash dividends or other rights for which the record date is prior to the date (if ever) the awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation’s transfer agent.

Section 22.        Construction and Interpretation. In this Plan: (a) the meaning of each capitalized term or other word or phrase defined in singular form also shall apply to the plural form of such term, word or phrase, and vice versa; each singular pronoun shall be deemed to include the plural variation thereof, and vice versa; and each gender specific pronoun shall be deemed to include the neuter, masculine and feminine; in each case as the context may permit or require; (b) any table of contents or caption, section or other heading is for reference purposes only and shall not affect the meaning or interpretation of such document; (c) each reference to any Section, subsection, Exhibit, Schedule and the like shall mean those of or attached to such document unless otherwise expressly provided; (d) the word “event” shall include (without limitation) any event, occurrence, circumstance, condition or state of facts; (e) the words “hereof”, “herein” and “hereunder” and words of similar import shall refer to such document as a whole and not to any particular provision of such document; (f) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “(without limitation)”, whether or not so stated, and in any event shall not in any way (i) limit the generality of the provision preceding such word, (ii) preclude any other applicable item encompassed by the provision preceding such word, or (iii) be deemed or construed to do so; (g) unless the context clearly requires otherwise, the word “or” shall have both the inclusive and alternative meaning represented by the phrase “and/or”; and (h) each reference to any applicable law, whether generically or specifically, shall mean such applicable law as adopted, supplemented, modified, amended, restated, codified, replaced or reenacted, in whole or in part, and then in effect. No rule of construction shall be employed in the interpretation or construction of this Plan that would resolve any ambiguities against the drafting party (e.g, any SPAR Company, the Compensation Committee or any Administrator); and this Plan shall be construed fairly as to all parties and persons hereunder and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Plan.

Section 23.        No Corporation Guaranty or Personal Liability. None of the SPAR Companies and Administrators has in any way guaranteed or assumed any other liability or responsibility for any loss or depreciation in or other adverse event respecting any award covered by this Plan or any Contract with respect thereto or made any promise or assurance with respect thereto.

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Section 24.        Governing Law. This Plan, such awards as may be granted hereunder, the Contracts and all rights, powers, privileges, remedies, interests and other matters arising hereunder and thereunder shall be governed by, administered under and construed in accordance with (a) the applicable federal law of the United States of America, including (without limitation) ERISA and the Code, (b) to the extent applicable, the DEGCL or the DEUCC, and (c) to the extent that such federal law is not dispositive and does not preempt local law and the DEGCL and DEUCC are not applicable, the applicable law of the State of New York other than those conflict of law rules that would defer to the substantive laws of any other jurisdiction.

Section 25.        Waiver of Notice, No Waiver by Action, Rights Cumulative, Etc. Any waiver or consent from a person respecting any provision of this Plan shall be effective only in the specific instance for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Corporation at any time to require performance of, or to exercise or enforce its rights or remedies with respect to, any provision of this Plan shall not affect the Corporation’s right at a later time to exercise or enforce any such provision. A person or its designee may accept or reject any payment, reimbursement or performance without affecting any of its rights, powers, privileges, remedies and other interests under this Plan, other agreements (if any) among the parties and applicable law. No notice to or demand on a person shall entitle such person to any other notice or demand in similar or other circumstances. All rights, remedies and other interests of the parties and awardees hereunder are cumulative and not alternatives, and they are in addition to (and shall not limit) any other right, remedy or other interest of the parties and awardees under this Plan, any other agreement among them or applicable law.

Section 26.        Severability. In the event that any provision of this document shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable (in whole or in part), the parties agree that: the court or other governmental authority making such determination shall have the power, and is hereby requested by the parties, to reduce, limit or eliminate such provision or portions thereof to the extent it deems necessary to render the balance of this document enforceable; and such reduction, limitation or deletion shall not impair or otherwise affect the validity, legality or enforceability of the remaining provisions of this document, which shall be enforced as if the unenforceable provision were so reduced, limited or deleted; in each case except to the extent such reduction, limitation or deletion of the unenforceable provision or portion thereof would impair the practical realization of a party’s principal rights and benefits hereunder.

Section 27.        Amendments; Future Stockholder Approval. The Corporation reserves the right at any time, by action authorized by its Board or applicable Committee, to supplement, modify, amend or restate, in whole or in part, any or all of the provisions of this Plan. This right specifically includes (without limitation) the right to make such amendments effective retroactively, if necessary, to bring this Plan into conformity with applicable provisions of the Code that must be complied with so that this Plan may provide the special tax consequences contemplated under the Plan or in connection with an award. This Plan (a) may not be supplemented, modified, amended, restated, waived, discharged, released or terminated orally, (b) may only be supplemented, modified, amended or restated in a writing signed or approved in writing by the Corporation, and (c) may only be waived, discharged (other than by performance), released or voluntarily terminated in a writing signed by the Corporation, subject to any required stockholder vote as provided below. Any amendment to this Plan shall be subject to approval (i) by the Board (upon the recommendation of the Compensation Committee to the extent provided by the Charter), and (ii) if and to the extent required by applicable law or applicable Exchange Rules, or if the Board otherwise directs that the matter be submitted to the Corporation’s stockholders, by (A) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Corporation’s stockholders at which a quorum is present or (B) the Corporation’s stockholders acting in accordance with the provisions of Section 228 of the DEGCL.

Section 28.        Entire Understanding. This Plan and any Contract issued or entered into pursuant hereto contain all provisions applicable to the relevant awards and the entire understanding of the parties with respect thereto and supersede and completely replace all prior and other provisions, promises, assurances and other agreements and understandings (whether written, oral, express, implied or otherwise) among the parties with respect to the matters contained in this document and any applicable Contract. Except as otherwise provided herein, this Plan supercedes and completely replaces the 2000 Plan and the 1995 Plan such that no further awards shall be made thereafter under the 2000 Plan or the 1995 Plan on or after the Effective Date, but this Plan does not modify the administration of, or any of the awards outstanding under, the 2000 Plan and the 1995 Plan.

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SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS ON THURSDAY, MAY 29, 2008

The undersigned hereby appoints Robert G. Brown and William H. Bartels , and each of them, with full power of substitution, as the undersigned’s proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the “Corporation”), held of record by the undersigned as of April 7, 2008, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at the Hilton Newark Airport hotel located at 1170 Spring Street, Elizabeth, New Jersey 07201-2114, beginning at 10:00 a.m., Eastern Standard Time, on Thursday, May 29, 2008, and at any postponements and adjournments thereof (the “2008 Annual Meeting”), upon the following matters:

1.	ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR:
☐ FOR all nominees listed below (except as noted below)	☐ WITHHOLD AUTHORITY listed to vote for all nominee

(INSTRUCTIONS: To withhold authority to vote for any nominee, draw a line through or otherwise strike out the nominee’s name below.)

Robert G. Brown William H. Bartels Gary S. Raymond	Jerry B. Gilbert Jack W. Partridge	Lorrence T. Kellar C. Manly Molpus

2.

RATIFICATION OF THE APPOINTMENT OF REHMANN ROBSON, P.C. AS THE PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION AND ITS SUBSIDIARIES FOR THEIR FISCAL YEAR ENDING DECEMBER 31, 2008

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE EACH UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF THE ADOPTION OF THE 2008 STOCK COMPENSATION PLAN

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE EACH UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. OTHER MATTERS

In their discretion, Robert G. Brown and William H. Bartels, and each of them, are authorized to consider such other business as may properly come before the 2008 Annual Meeting and to vote either for or against such other business (in whole or in part) as he may determine in his sole discretion.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 ABOVE, FOR PROPOSAL 2 ABOVE, FOR PROPOSAL 3 ABOVE, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

Dated _________________, 2008

___________________________
(Signature)

___________________________
(Signature)

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signor to vote at the 2008 Annual Meeting, including any adjournments thereof.